ASSET PURCHASE AGREEMENT

                                  By and Among

                    WESTWOOD ONE BROADCASTING SERVICES, INC.

                   CHICAGO SHADOW TRAFFIC LIMITED PARTNERSHIP

                   NEW YORK SHADOW TRAFFIC LIMITED PARTNERSHIP

                 LOS ANGELES SHADOW TRAFFIC LIMITED PARTNERSHIP

                PHILADELPHIA EXPRESS TRAFFIC LIMITED PARTNERSHIP

                               CITI TRAFFIC CORP.

                              EXPRESS TRAFFIC CORP.

                                       and

                                 ALAN MARKOWITZ

                            Dated as of March 1, 1996



                                             TABLE OF CONTENTS


                                                                                                       Page
                                                                                                       ----
ARTICLE I DEFINITIONS....................................................................................1

ARTICLE II PURCHASE OF ASSETS...........................................................................12
2.1   Closing...........................................................................................12
2.2   Transfer of Assets................................................................................12
2.3   Excluded Assets...................................................................................14
2.4   Initial Purchase Price; Payment...................................................................15
2.5   Allocation of Purchase Price......................................................................15

ARTICLE III ASSUMPTION OF OBLIGATIONS...................................................................15
3.1   Assumption of Obligations.........................................................................15
3.2   Limitation........................................................................................16

ARTICLE IV ADJUSTMENTS TO INITIAL PURCHASE PRICE........................................................17
4.1   First Adjustment of Initial Purchase Price........................................................17
4.2   Second Adjustment of Initial Purchase Price.......................................................19
4.3   Dispute Resolution................................................................................21

ARTICLE V GOVERNMENTAL CONSENTS.........................................................................23
5.1   Compliance with HSRA..............................................................................23
5.2   Other Governmental Consents.......................................................................23
5.3   FCC Applications..................................................................................24

ARTICLE VI REPRESENTATIONS AND WARRANTIES OF BUYER......................................................24
6.1   Organization and Standing.........................................................................24
6.2   Authorization and Binding Obligation..............................................................24
6.3   Absence of Conflicting Agreements or Required Consents............................................25
6.4   Litigation........................................................................................25

ARTICLE VII REPRESENTATIONS AND WARRANTIES OF SELLERS AND MARKOWITZ.....................................25
7.1   Organization and Standing.........................................................................25
7.2   Authorization and Binding Obligation..............................................................26
7.3   Absence of Conflicting Agreements or Required Consents............................................26
7.4   Governmental Authorization........................................................................26
7.5   Real Property.....................................................................................27
7.6   Title to and Condition of Personal Property.......................................................29
7.7   Intellectual Property.............................................................................29
7.8   Contracts.........................................................................................30
7.9   Personnel Information.............................................................................31
7.10  Employee Benefit Plans............................................................................31

                                      - i -

7.11  Litigation........................................................................................32
7.12  Compliance with Laws..............................................................................32
7.13  Transaction with Affiliates.......................................................................33
7.14  Financial Statements; Adjusted Current Assets.....................................................33
7.15  Absence of Changes or Events......................................................................33
7.16  Insurance.........................................................................................33
7.17  Taxes.............................................................................................34
7.18  Bankruptcy........................................................................................34
7.19  Environmental Matters.............................................................................34
7.20  Financing Statements..............................................................................35
7.21  The Assets........................................................................................35
7.22  Subsidiaries......................................................................................35
7.23  Broker or Finder's Fee............................................................................35
7.24  Overhead Costs....................................................................................35
7.25  Purchase for Investment...........................................................................35
7.26  Disclosure........................................................................................36

ARTICLE VIII COVENANTS OF SELLERS AND MARKOWITZ.........................................................36
8.1   Conduct of Business...............................................................................36
8.2   Access and Information Prior to the Closing.......................................................37
8.3   Notification......................................................................................38
8.4   No Inconsistent Action............................................................................38
8.5   No Solicitation...................................................................................38
8.6   Financial Statements..............................................................................38
8.7   Estoppel Certificates; Consent and Waiver.........................................................39
8.8   Employee Matters..................................................................................39
8.9   Installation of Cameras...........................................................................40
8.10  Name Change; Post-Closing Use of Trademarks.......................................................40

ARTICLE IX ADDITIONAL COVENANTS.........................................................................40
9.1   Reasonable Commercial Efforts.....................................................................40
9.2   Renewal of Contracts..............................................................................41
9.3   Treatment of Books and Records....................................................................41
9.4   Post-Closing Restriction on Buyer.................................................................41
9.5   Activities of Markowitz in the First, Second and Third Tier Radio Markets; Non-Competes...........44
9.6   Special Call Rights...............................................................................45

ARTICLE X POST-CLOSING SERVICES.........................................................................45
10.1  Overhead Services.................................................................................45
10.2  General Marketing Services........................................................................46
10.3  Termination.......................................................................................46
10.4  Fees and Expenses.................................................................................47
10.5  Billing and Payment...............................................................................47

ARTICLE XI RIGHTS REGARDING SECOND TIER RADIO MARKETS...................................................47
11.1  Put and Call Rights...............................................................................47
11.2  Terms of Put or Call..............................................................................48
11.3  Termination of Put and Call Rights................................................................49

                                     - ii -

ARTICLE XII RIGHTS REGARDING THIRD TIER RADIO MARKETS...................................................49
12.1  Put and Call Rights...............................................................................49
12.2  Terms of Put or Call..............................................................................50
12.3  Termination of Put and Call Rights................................................................51

ARTICLE XIII CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE........................................52
13.1  Representations, Warranties and Covenants.........................................................52
13.2  Governmental Consents.............................................................................52
13.3  Third-Party Consents..............................................................................53
13.4  Employment Agreement..............................................................................53
13.5  Adverse Proceedings...............................................................................53
13.6  Payment of Indebtedness; Financing Statements.....................................................53
13.7  Transitional Agreement............................................................................54
13.8  Deliveries........................................................................................54

ARTICLE XIV CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE........................................54
14.1  Representations, Warranties and Covenants.........................................................54
14.2  Governmental Consents.............................................................................55
14.3  Adverse Proceedings...............................................................................55
14.4  Transitional Agreement............................................................................55
14.5  Employment Agreement..............................................................................55
14.6  Deliveries........................................................................................55

ARTICLE XV THE CLOSING..................................................................................56
15.1  Documents to be Delivered by Sellers and Markowitz................................................56
15.2  Documents to be Delivered by Buyer................................................................57

ARTICLE XVI TRANSFER TAXES; FEES AND EXPENSES...........................................................58
16.1  Transfer Taxes and Similar Charges................................................................58
16.2  Expenses..........................................................................................58

ARTICLE XVII SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS......................................58

ARTICLE XVIII INDEMNIFICATION...........................................................................59
18.1  Indemnification by Sellers and Markowitz..........................................................59
18.2  Indemnification by Buyer..........................................................................60
18.3  Indemnification Procedures........................................................................61
18.4  Offset............................................................................................62
18.5  Exclusive Remedy..................................................................................62

ARTICLE XIX TERMINATION RIGHTS..........................................................................63
19.1  Termination.......................................................................................63
19.2  Liability.........................................................................................63

ARTICLE XX REMEDIES UPON DEFAULT........................................................................63

ARTICLE XXI OTHER PROVISIONS............................................................................64
21.1  Confidentiality...................................................................................64

                                    - iii -
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21.2  Publicity.........................................................................................65
21.3  Benefit and Assignment............................................................................65
21.4  Acquisition of Partnership Interests..............................................................65
21.5  Entire Agreement..................................................................................66
21.6  Headings..........................................................................................66
21.7  Choice of Law.....................................................................................66
21.8  Arbitration Procedures............................................................................66
21.9  Notices...........................................................................................67
21.10 Counterparts......................................................................................68
21.11 Further Assurances................................................................................68

EXHIBITS

A.       Form of Opinions of Counsel to Sellers and Markowitz
B.       Form of Opinions of Counsel to Buyer
C.       Form of Surety Agreement

SCHEDULES

1.20            Buyout Allocation
1.98            Third Tier Radio Markets
2.3(e)   Certain Excluded Assets
6.3             Buyer's Required Consents
7.1             Sellers' Organization & Standing
7.3             Sellers' Required Consents
7.4(a)   Non-Transferrable Governmental Approvals
7.4(b)   Material Governmental Approvals
7.5             Real Property
7.6             Personal Property
7.7             Intellectual Property
7.8             Contracts
7.9             Personnel Information
7.10            Employee Benefit Plans
7.11            Litigation Involving Sellers
7.12            Compliance with Laws
7.13            Transactions with Affiliates
7.14            Financial Statements
7.15            Absence of Changes or Events
7.16            Insurance
7.20            Financing Statements
7.22            Subsidiaries
8.10            Camera Installation
13.3            Third-Party Consents
13.4            Employment Agreement

                                     - iv -


                            ASSET PURCHASE AGREEMENT


                   This ASSET PURCHASE AGREEMENT (this "Agreement"), made as of the 1st day of March, 1996, is by and among Westwood One Broadcasting Services, Inc., a Delaware corporation ("Buyer"), Chicago Shadow Traffic Limited Partnership ("CSTLP"), New York Shadow Traffic Limited Partnership ("NYSTLP"), Los Angeles Shadow Traffic Limited Partnership ("LASTLP"), Philadelphia Express Traffic Limited Partnership ("PETLP"), Citi Traffic Corp. ("Citi"), Express Traffic Corp. ("Express"; Express, Citi, PETLP, CSTLP, NYSTLP and LASTLP are referred to herein individually as a "Seller" and collectively as the "Sellers") and Alan Markowitz ("Markowitz").

                                    RECITALS

                   WHEREAS, Sellers own and desire to sell the Assets and the Business (as such terms and other capitalized terms used herein without definition are defined in Article I hereof) on the terms and subject to the conditions herein provided; and

                   WHEREAS, Buyer desires to purchase, as a going concern, the Assets and the Business, on the terms herein provided.

                   NOW, THEREFORE, it is agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

                   Unless otherwise stated, the following terms when used herein have the meanings assigned to them below.

                   1.1  "Accounts"  shall have the  meaning set forth in Section
2.4 hereof.

                   1.2 "Adjustment Balance" has the meaning set forth in Section 4.2(b)(iii) hereof.

                   1.3 "Adjusted Closing Statement" has the meaning set forth in
Section 4.3(d) hereof.

                   1.4 "Adjusted Contingent Payment Income Statement" has the meaning set forth in Section 4.3(d) hereof.

                   1.5 "Adjusted Current Assets" means the excess of (i) cash, cash accounts receivables (less the reserve for doubtful accounts) and prepaid expenses of the Business over (ii) the accounts payable, accrued expenses and deferred income of the Business, in all cases as reflected on the Adjusted Closing Statement.

                   1.6 "Adjusted Profits" shall mean the net income, if any, of the Business as reflected on the Adjusted Contingent Payment Income Statement.

                   1.7 "Adjusted Profits Multiple" means, subject to the last sentence of Section 4.2(b)(i), the product of (a) the Adjusted Profits TIMES (b) six.

                   1.8 "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

                   1.9 "Applicable  Law" means all applicable  provisions of all
(i) constitutions, treaties, statutes, laws (including, but not limited to, the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority and (ii) orders, decisions, rulings, injunctions, judgments, awards and decrees or consents of or agreements with any Governmental Authority.

                   1.10 "Arbitrator" shall have the meaning set forth in Section 4.3(b) hereof.

                   1.11 "Assets" means the assets to be transferred to Buyer hereunder, as more specifically described in Section 2.2 hereof.

                   1.12 "Audited Balance Sheet" shall have the meaning set forth in Section 4.1(b)(i) hereof.

                   1.13 "Audited Income Statement" shall have the meaning set forth in Section 4.2(b)(i) hereof.

                   1.14 "Base Amount" means $2,881,873.

                   1.15  "Board"  has the  meaning  set  forth in  Section  21.8 hereof.

                   1.16 "Business" means the Local Content Radio Programming Businesses currently conducted by Sellers in the Chicago, New York City, Los Angeles and Philadelphia Radio Markets, and all such Local Content Radio Programming Businesses as are conducted in such Radio Markets at any time hereafter by Sellers, to and including the Closing Date.

                   1.17 "Business Day", whether or not initially capitalized, shall mean every day of the week excluding Saturdays, Sundays and Federal holidays.

                   1.18 "Buyer's Contingent Payment" has the meaning set forth in Section 4.2(b)(ii) hereof.

                   1.19 "Buyer's Purchase Price Adjustment" has the meaning set forth in Section 4.1(b)(ii) hereof.

                   1.20 "Buyout Allocation" means, with respect to any Second Tier Radio Market or Third Tier Radio Market, as the case may be, the amount set forth opposite such Radio Market on SCHEDULE 1.20 hereto.

                   1.21 "Buyout Amount" means, with respect to any Second Tier Radio Market or Third Tier Radio Market, as the case may be, the greatest of (i) the product of (x) the consolidated net income for such Radio Market during the most recently completed twelve-month period preceding the date such Buyout Amount is paid, calculated using the same methodology which is employed to calculate the Adjusted Profits of the Business, TIMES (y) six, (ii) the sum of
(x) the Buyout Allocation applicable to such Radio Market PLUS (y) the out-of-pocket expenses set forth in the Start-Up Cost Certificate applicable to such Radio Market and (iii) in the case of any Second Tier Radio Market or Third Tier Radio Market which has been profitable during the six-month period most recently completed prior to the delivery of the Buyout Notice with respect to such Radio Market, the product of (x) the projected net income for such Radio Market for the twelve-month period following the date of the delivery of such Buyout Notice, as such net income is reflected on the Projection Certificate for such Radio Market, times (y) six.

                   1.22 "Buyout Notice" has the meaning set forth in Section 9.4(c) hereof.

                   1.23 "Carryover Amount" means, as of any date of determination, the sum of (i) the portion of the Buyer's Purchase Price Adjustment, if any, not paid in cash under Section 4.1(b)(ii) hereof, PLUS (ii) the portion of the Buyer's Contingent Payment, if any, not paid in cash under
Section 4.2(b)(ii) hereof, MINUS (iii) the Utilized Amount as of such date of determination, together with interest on such sum from the date of delivery of the Closing Statement to Markowitz under Section 4.1(b)(i) hereof through the date of such determination, calculated at a rate of 10% per annum, compounded annually.

                   1.24 "Citi" has the meaning set forth in the preamble to this Agreement.

                   1.25  "Closing"  has the  meaning  set forth in  Section  2.1 hereof.

                   1.26 "Closing Date" means the date on which the Closing occurs.

                   1.27 "Closing Statement" has the meaning set forth in Section 4.1(b)(i) hereof.

                   1.28 "Code" means the Internal Revenue Code of 1986, as amended.

                   1.29  "Computer   Programs"  means  all  computer   software,
firmware, programs and source disks, program documentation, tapes, manuals, forms, guides and other materials with respect thereto.

                   1.30 "Contingent Payment Balance" has the meaning set forth in Section 4.2(b)(iii) hereof.

                   1.31 "Contingent Payment Income Statement" has the meaning set forth in Section 4.2(b)(i) hereof.

                   1.32 "Contracts" means (i) all contracts, agreements and purchase orders for the sale, purchase or barter of programming, goods or services or any combination of the foregoing, relating to the Assets or the Business, (ii) all leases for the use of Personal Property, (iii) all Real Property Leases relating to the Business, (iv) all Trade Agreements relating to the Business and (v) all other contracts and agreements of whatever nature which pertain to the Assets or the Business, including, but not limited to, those purchase orders, leases, barter agreements and other agreements and contracts set forth on SCHEDULES 7.5 AND 7.8 to this Agreement, PROVIDED that the term Contracts shall not include any of the Excluded Assets or any Plan.

                   1.33 "Disputed Amount" has the meaning set forth in Section 9.4(d) hereof.

                   1.34 "Disputed Item" has the meaning set forth in Section 4.3(b) hereof.

                   1.35 "Employment Agreement" shall have the meaning set forth in Section 13.4.

                   1.36 "Environmental Laws" shall mean all applicable local, state and federal statutes and regulations relating to the protection of human health or the environment.

                   1.37 "Environmental  Liabilities and Costs" means all Losses, whether  direct or  indirect,  known or  unknown,  current or  potential,  past, present or future, imposed by, under or pursuant to Environmental Laws, including, without limitation, all Losses related to remedial actions, and all reasonable fees, disbursements and expenses of counsel, experts, personnel and consultants based on, arising out of or otherwise in respect of: (i) the ownership or operation of (x) the Assets through the Closing Date by any Seller or any of its predecessors or Affiliates or (y) any other assets, equipment or facilities owned, leased or operated at any time by any Seller or any of its predecessors or Affiliates at any time; (ii) the environmental conditions on, under, above, or about (x) the Assets existing on the Closing Date or (y) any other assets, equipment or facilities owned, leased or operated at any time by any Seller, or any of its predecessors or Affiliates; and (iii) expenditures necessary to cause any of the Assets to be in compliance with any and all requirements of Environmental Laws as of the Closing Date, including, without limitation, all environmental permits issued under or pursuant to such Environmental Laws, and reasonably necessary to make full economic use of the Assets.

                   1.38  "Excluded  Assets" has the meaning set forth in Section
2.3 hereof.

                   1.39  "Excluded  Liabilities"  has the  meaning  set forth in
Section 3.2 hereof.

                   1.40 "Express" has the meaning set forth in the preamble to this Agreement.

                   1.41  "Existing  Employees"  has the  meaning  set  forth  in
Section 8.9(b) hereof.

                   1.42 "Financial Statements" means the audited balance sheet for the Business as of December 31, 1995, together with the related statements of operations and cash flows for the fiscal year then ended, certified by the New Jersey office of Ernst & Young.

                   1.43 "FCC" means the Federal Communications Commission.

                   1.44 "FCC  Applications" has the meaning set forth in Section
5.3 hereof.

                   1.45 "First Tier Markets" means the Chicago, Los Angeles, New York City and Philadelphia Radio Markets.

                   1.46 "GAAP" means United States generally accepted accounting principles.

                   1.47  "Government  Approvals"  has the  meaning  set forth in
Section 7.4 hereof.

                   1.48 "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, but not limited to, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

                   1.49 "Hazardous Substance" means asbestos-containing material and any and all hazardous or toxic substances, materials or wastes as defined or listed under the Resource Conservation and Recovery Act, the Toxic Substances Control Act, the Comprehensive Environmental Response, Compensation and Liability Act or any comparable state statute or any regulation promulgated under any of such federal or state statutes.

                   1.50   "HSRA"   means   the    Hart-Scott-Rodino    Antitrust
Improvements Act of 1976, as amended, and the regulations adopted thereunder.

                   1.51  "Initial  Purchase  Price" has the meaning set forth in
Section 2.4 hereof.

                   1.52 "Intellectual Property" means United States (federal and state) and foreign trademarks, service marks, trade names, trade dress, copyrights, and similar rights, including registrations and applications to register or renew the (federal and state) registration of any of the foregoing, the United States and foreign letters patent and patent applications, and inventions, processes, designs, formulae, trade secrets, jingles, know-how, confidential business and technical information, Computer Programs, data and documentation, and all similar intangible property rights, tangible embodiments of any of the foregoing (in any medium including electronic media), and licenses or permits to use any of the foregoing.

                   1.53 "Intellectual Property Assets" has the meaning set forth in Section 7.7 hereof.

                   1.54 "Liens" has the meaning set forth in Section 2.2 hereof.

                   1.55 "Local Content Radio Programming Business" means the provision of local news, sports, traffic and weather programming to radio stations and other media outlets under arrangements whereby the provider of such programming can sell advertising which is broadcast by such radio station or other media outlet in connection with such radio station's or media outlet's broadcast of such programming.

                   1.56  "Losses"  has the  meaning  set forth in  Section  18.1 hereof.

                   1.57 "Markowitz" has the meaning set forth in the preamble to this Agreement.

                   1.58 "NASDAQ" means the quotation system of the National Association of Security Dealers, Inc.

                   1.59  "Other  Services"  has the meaning set forth in Section
10.2 hereof.

                   1.60  "Overhead  Charge"  means the sum of (i) $350,000  plus
(ii) all salary and benefits allocable to any employee during the Profit Measuring Period who is hired by Buyer pursuant to Michael D'Ambrose's exercise of his rights under the Employment Agreement.

                   1.61 "Overhead Services" has the meaning set forth in Section
10.1 hereof.

                   1.62  "Owned  Real  Property"  means  all real  property  and interests in real property owned by any Seller and used in or held for use in connection with the Business, together with all easements and other appurtenances for the benefit thereof.

                   1.63  "Permitted  Encumbrances"  has the meaning set forth in
Section 13.6 hereof.

                   1.64 "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                   1.65 "Personal Property" has the meaning set forth in Section
7.6 hereof.

                   1.66 "Pennsylvania Lease" means the lease agreement between 555 Associates and PETLP, dated January 31, 1992, as amended.

                   1.67 "Plan" has the meaning set forth in Section 7.10 hereof.

                   1.68 "Profit Measuring Period" means the period of March 1, 1996 through February 28, 1997.

                   1.69  "Projection  Certificate"  has the meaning set forth in
Section 9.4(c) hereof.

                   1.70  "Purchase  Price" has the  meaning set forth in Section
2.4 hereof.

                   1.71 "Radio Market" means, with respect to a given geographic location, such geographic location or radio market as established from time to time by Arbitron Radio Market Reports.

                   1.72 "Real Property Leases" means the leases, subleases, licenses and occupancy agreements, including any amendments thereto, pursuant to which any Seller or any Affiliate of any Seller is the lessee, sublessee, licensee or occupant of real property used in, held for use in connection with, necessary for the conduct of, or otherwise material to, the Business or the Assets, together with all easements and other appurtenances for the benefit thereof.

                   1.73 "Second Tier Adjusted Profits" means the consolidated net income of the Second Tier Business, calculated using the same methodology which is employed to calculate the Adjusted Profits of the Business, during the most recently completed twelve calendar month period prior to the Second Tier Closing Date.

                   1.74 "Second Tier Assets" means all rights, titles and interests in, to and under all of the assets, real, personal and mixed, tangible and intangible, owned or held by Markowitz or any Affiliate of Markowitz and used, useful or necessary in the conduct of the Second Tier Business, as described more specifically in the Second Tier Purchase Agreement, but excluding those assets that are excluded therein.

                   1.75 "Second Tier Business" means the Local Content Radio Programming Businesses conducted by Markowitz or an Affiliate of Markowitz in the Second Tier Radio Markets prior to the Second Tier Closing Date.

                   1.76  "Second  Tier Call Notice" has the meaning set forth in
Section 11.1(b) hereof.

                   1.77 "Second Tier Closing  Date" has the meaning set forth in
Section 11.2(a) hereof.

                   1.78 "Second Tier Initial Purchase Price" means an amount equal to the product of (I) the Second Tier Adjusted Profits TIMES (ii) six.

                   1.79 "Second Tier Purchase Agreement" has the meaning set forth in Section 11.2(a) hereof.

                   1.80  "Second  Tier Put  Notice" has the meaning set forth in
Section 11.1(a) hereof.

                   1.81 "Second Tier Radio Markets" means the District of Columbia, Houston, San Diego, Baltimore and San Francisco Radio Markets.

                   1.82 "Sellers" has the meaning set forth in the preamble to this Agreement.

                   1.83 "Sellers' Contingent Payment" has the meaning set forth in Section 4.2(b)(iii) hereof.

                   1.84 "Sellers' Purchase Price Adjustment" has the meaning set forth in Section 4.1(b)(iii) hereof.

                   1.85  "Service  Costs" has the  meaning  set forth in Section
10.4 hereof.

                   1.86 "Service Recipient" means an Affiliate of Markowitz engaged in the Local Content Radio Programming Businesses in any Second Tier Radio Market or any Third Tier Radio Market.

                   1.87 "Services" has the meaning set forth in Section 10.2 hereof.

                   1.88 "Start-Up Cost Certificate" has the meaning set forth in
Section 9.4(c) hereof.

                   1.89 "Tax" shall mean any federal, state, local or foreign income, alternative, minimum, accumulated earnings, personal holding company, franchise, unincorporated business, capital stock, profits, windfall profits, gross receipts, sales, use, value added, transfer, registration, stamp, premium, excise, customs duties, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, ad valorem, occupancy, license, occupation, employment, payroll, social security, disability, unemployment, workers' compensation, withholding, estimated or similar tax, duty, fee, assessment or other governmental charge or deficiencies thereof (including all interest and penalties thereon and additions thereto).

                   1.90 "Third Tier Adjusted Profits" means, with respect to any Third Tier Business and Third Tier Assets, the consolidated net income of such Third Tier Business, calculated using the same methodology which is employed to calculate the Adjusted Profits of the Business, during the most recently completed twelve month period preceding the Third Tier Closing Date relating to such Third Tier Business and Third Tier Assets.

                   1.91 "Third Tier Assets" means, with respect to any Third Tier Radio Market, all rights, titles and interests in, to and under all of the assets, real, personal and mixed, tangible and intangible, owned or held by Markowitz or any Affiliate of Markowitz and used, useful or necessary in the conduct of the Third Tier Business in such Third Tier Radio Market, as described more specifically in the Third Tier Purchase Agreement with respect to such Third Tier Radio Market, but excluding those assets that are excluded therein.

                   1.92 "Third Tier Business" means, with respect to any Third Tier Radio Market, the Local Content Radio Programming Business conducted by Markowitz or any Affiliate of Markowitz in such Third Tier Radio Market prior to the Third Tier Closing Date with respect to such Third Tier Radio Market.

                   1.93  "Third  Tier Call  Notice" has the meaning set forth in
Section 12.1(b) hereof.

                   1.94 "Third Tier Closing Date" means, with respect to any sale of any Third Tier Radio Market pursuant to Article XII hereof, the date of the closing of the transactions contemplated by the Third Tier Purchase Agreement for such sale.

                   1.95 "Third Tier Initial Purchase Price" means, with respect to the Third Tier Assets and Third Tier Business relating to any Third Tier Radio Market, an amount equal to the product of (i) the Third Tier Adjusted Profits for such Third Tier Business TIMES (ii) six.

                   1.96 "Third Tier Purchase Agreement" has the meaning set forth in Section 12.2(a) hereof.

                   1.97  "Third  Tier Put  Notice"  has the meaning set forth in
Section 12.1(a) hereof.

                   1.98 "Third Tier Radio Markets" means the Radio Markets listed on SCHEDULE 1.98.

                   1.99 "Trade Agreements" means Contracts for the sale of advertising time for consideration other than cash.

                   1.100 "Utilized Amount" means, as of any date of determination, the aggregate amount, if any, of the Carryover Amount previously offset against (w) the Sellers' Contingent Payment under Section 4.2(b)(iii) hereof, (x) any Buyout Amount under Section 9.4(c) hereof, (iii) the Second Tier Initial Purchase Price under Section 11.2(b) hereof and (iv) any Third Tier Initial Purchase Price under Section 12.2(b) hereof.

                   1.101 "Westwood" means Westwood One, Inc.

                   1.102 "Westwood Stock" means the common stock of Westwood, par value $.01 per share.

                                   ARTICLE II

                               PURCHASE OF ASSETS

                   2.1 CLOSING. Subject to the terms and conditions of this Agreement, the closing of the purchase of the Assets and the Business (the "Closing") shall take place on March 4, 1996, or on such other date as the parties may agree. The Closing shall be held at 10:00 a.m. in the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, or at such other place or time as the parties may agree.

                   2.2 TRANSFER OF ASSETS. On the Closing Date, Sellers shall sell, assign, transfer and convey (or cause to be sold, assigned, transferred or conveyed) to Buyer or to one or more Affiliates of Buyer designated by Buyer in writing to Sellers at least five Business Days prior to the Closing Date, and Buyer or one or more of such designated Affiliates of Buyer shall purchase from Sellers, as a going concern, the Assets and the Business. As used herein, "Assets" means all rights, titles and interests in, to and under all of the assets, real, personal and mixed, tangible and intangible, owned or held by any Seller or any Affiliate of any Seller and used, useful or necessary in the conduct of the Business, including all such property acquired by any Seller or any Affiliate of any Seller between the date hereof and the Closing Date, but excluding the Excluded Assets. The term Assets shall include, but not be limited to, the following:

                   (a) all cash, accounts, notes receivable, trade receivables and prepaid expenses arising out of or relating to the Business;

                   (b) all right, title and interest in all Real Property Leases (except the Pennsylvania Lease), together with any additions thereto between the date hereof and the Closing Date;

                   (c) all licenses, permits and other authorizations issued to any Seller by any governmental authority and used, useful or necessary in the conduct of the Business, together with any additions thereto (including renewals or modifications of such licenses, permits and authorizations and applications therefor) between the date hereof and the Closing Date, in each case to the extent the same is transferrable;

                   (d) all equipment, office furniture and fixtures, office materials and supplies, inventory, spare parts and other tangible personal property of every kind and description, owned, leased or held by any Seller or any Affiliate of any Seller and used, useful or necessary in the conduct of the Business, including the items listed in SCHEDULE 7.6, together with any replacements thereof and additions thereto made between the date hereof and the Closing Date;

                   (e) subject to the provisions of Article III hereof, all of each Seller's and each Seller's Affiliates' rights under and interest in all Contracts, including the Contracts listed in SCHEDULES 7.5 AND 7.8, together with all of each Seller's and each Seller's Affiliates' rights under and interest in all Contracts entered into or acquired by such Seller or such Affiliate between the date hereof and the Closing Date in accordance with this Agreement;

                   (f) all programs and programming materials of whatever form or nature owned by any Seller or any Affiliate of any Seller relating to the Business;

                   (g) all of each Seller's and each Seller's Affiliates' rights in and to the Intellectual Property Assets, including those listed in
     SCHEDULE 7.7, together with any additions thereto between the date hereof and the Closing Date;

                   (h) all of each Seller's and each Seller's Affiliates' files, records, books of account, and logs relating to the Business, including, without limitation, receivable records and statements, programming information and studies, technical information and engineering data, news and advertising studies or consulting reports, marketing and demographic data, sales correspondence, lists of advertisers, promotional materials, credit and sales reports, and copies of all written Contracts to be assigned hereunder, other than any such documents relating to any employee or former employee of the Business that does not become an Existing Employee;

                   (i) all of each Seller's and each Seller's Affiliates' rights under manufacturers' and vendors' warranties relating to items included in the Assets and all similar rights against third parties relating to items included in the Assets to the extent contractually assignable; and

                   (j) all goodwill and all other rights, properties and assets of any character whatsoever which are owned by any Seller or any Affiliate thereof in connection with the Business and which are not otherwise described in nor expressly excluded by the terms of this Agreement.

                   The Assets shall be transferred to Buyer free and clear of all debts, liens, security interests, mortgages, pledges, judgments, trusts, adverse claims, liabilities, encumbrances and other impairments of title (the "Liens"), other than Permitted Encumbrances.

                   2.3 EXCLUDED ASSETS. The Assets shall not include, and Buyer shall not purchase from Sellers, any of the following (collectively, the "Excluded Assets"):

                   (a) all books and records that any Seller is required by law to retain, and all payables records and invoices, provided that, at Buyer's request, Sellers shall provide Buyer, at Sellers' expense, with copies of such records covering the period that Sellers conducted the Business;

                   (b) all books, records, and other intangible assets related solely to any Sellers' internal partnership matters and not related to the Business;

                   (c) all claims, rights, and interest in and to any refunds for federal, state, or local franchise, income, or other taxes or fees of any nature whatsoever for periods prior to the Closing Date;

                   (d) all Contracts of insurance;

                   (e) all of the assets listed on SCHEDULE 2.3(E) hereto; and

                   (f) subject to clause (a) of Section 3.1 hereof, all Plans, including, without limitation, all employment agreements or arrangements with the persons listed in SCHEDULE 7.9 hereto, and all labor agreements, together with all assets, trusts and other funding arrangements with respect thereto.

                   2.4 INITIAL PURCHASE PRICE:PAYMENT. In consideration for the sale, conveyance, transfer and assignment of the Assets by Sellers to Buyer, at the Closing Buyer will pay to Sellers an aggregate amount of $20,000,000 (the "Initial Purchase Price"; the Initial Purchase Price, as adjusted under Sections
4.1 and 4.2 hereof, the "Purchase Price"). Buyer shall pay the Initial Purchase Price by wire transfers of immediately available funds to accounts (the "Accounts") at banks or other financial institutions designated by Sellers to Buyer at least two Business Days before the Closing Date.

                   2.5 ALLOCATION OF PURCHASE PRICE. The Initial Purchase Price, as adjusted upward or downward by the adjustment of the Initial Purchase Price under Section 4.1 hereof (such amount the "Allocation Total"), shall be allocated for all purposes (including tax and financial accounting purposes) as set forth in this Section 2.5 among the Assets. Not later than 45 days after receipt by Sellers of the Closing Statement, Buyer will provide Sellers with an allocation of the Allocation Total among the Assets. Such allocation shall be controlling on the parties hereto for all purposes of this Agreement. The Allocation Total shall be allocated among the Assets based upon the fair market values of the Assets as of the Closing Date as reasonably determined in good faith by Buyer provided that a maximum amount of $100,000 will be allocated to the covenant not to compete in Section 9.5 hereof. In connection with Buyer's work on such allocation, the parties will cooperate with one another and provide one another with such information as any other party shall reasonably request. Buyer, Sellers and Markowitz each agree to report the federal, state and local income and other Tax consequences of the transactions contemplated herein in a manner consistent with such allocation and not to take any position inconsistent therewith upon examination of any tax return, in any refund claim, in any litigation, investigation or otherwise.

                                   ARTICLE III

                            ASSUMPTION OF OBLIGATIONS

                   3.1 ASSUMPTION OF OBLIGATIONS. Subject to the provisions of this Article III, Buyer shall assume and undertake to pay, satisfy or discharge the following (collectively, the "Assumed Liabilities"): (a) the accounts payable and deferred obligations, including, barter payables, of the Business, in each case to the extent (and only to the extent) that such obligations are expressly reflected on the face of the Adjusted Closing Statement, (b) accrued compensation and other payroll items in respect of employees of the Business who accept Buyer's offer of employment as described in Section 8.9(a) hereof, in each case to the extent (and only to the extent) that such obligations are expressly reflected on the face of the Adjusted Closing Balance Sheet, (c) all deferred income relating to prepaid advertising to the extent (and only to the extent) such deferred income is expressly reflected on the face of the Adjusted Closing Statement, (d) all liabilities, obligations or commitments of Sellers arising or accruing after the Closing Date under (i) the Contracts listed on SCHEDULES 7.5 AND 7.8 hereto, and (ii) any contracts entered into by any Seller in the ordinary course of the Business that are not required to be set forth on such Schedules because of the dollar thresholds set forth in the representations and warranties corresponding thereto and (e) all liabilities, obligations and commitments of Sellers arising or accruing after the Closing Date relating to the Business under leases, contracts, licenses, arrangements, agreements and other arrangements entered into by Sellers between the date of this Agreement and the Closing Date in accordance with this Agreement. Nothing contained in this Agreement shall require Buyer to pay, perform or discharge any Assumed Liability so long as it shall in good faith contest or cause to be contested the amount or validity thereof and shall have indemnified and have held harmless Sellers with respect thereto.

                   3.2 LIMITATION. Except as expressly set forth in Section 3.1 hereof, Buyer expressly does not, and shall not, assume or be deemed to assume, under this Agreement or otherwise by reason of the transactions contemplated hereby, any liabilities, obligations or commitments of Markowitz or any Seller of any nature whatsoever, whether known or unknown, contingent or otherwise (collectively, the "Excluded Liabilities"). Without limiting the generality of the foregoing, Buyer shall not assume or be liable for any liability, obligation or responsibility of Markowitz or any Seller arising out of or relating to (a) the breach of any Contract prior to the Closing, whether or not such breach is threatened or asserted before, on or after the Closing Date, (b) any contractual liabilities, obligations or commitments to the extent such liability does not relate to the conduct of the Business, (c) any legal, accounting, transactional, brokerage or other expense relating to this Agreement or the transactions contemplated hereunder, (d) except to the extent expressly provided in clause
(a) of Section 3.1 hereof, any Plan or other contract or arrangement in respect of employment or termination of employment, collective bargaining or other labor agreement or employee or retiree compensation or benefit plan, program, arrangement, trust or other funding vehicle entered into, established or maintained for the benefit of any person employed by any Seller at any time prior to the Closing, whether or not any such liability, obligation or responsibility relates to any claim, event or occurrence existing or arising before, on or after the Closing Date, (e) any litigation, proceeding or claim by any person or entity relating to the Business as conducted prior to the Closing, whether or not such litigation, proceeding or claim is pending, threatened or asserted before, on or after the Closing Date, including, without limitation, those litigations listed on SCHEDULE 7.11 hereto, or (f) any liability for Taxes (whether imposed on any Seller, any of their Affiliates, or otherwise) arising with respect to the Business or the ownership of the Assets, on or before the Closing, or the sale of the Assets to Buyer, whenever such Taxes become due or payable.

                                   ARTICLE IV

                     ADJUSTMENTS TO INITIAL PURCHASE PRICE

                   4.1 FIRST ADJUSTMENT OF INITIAL PURCHASE PRICE. (a) The Initial Purchase Price will be subject to adjustment, as described in this
Section 4.1.

                   (b) (i) As soon as practicable after the Closing Date (but in no event later than 60 days following the Closing Date), Buyer will prepare and deliver to Markowitz, as the representative of Sellers, a statement of the consolidated current assets and current liabilities of the Business as of immediately preceding the Closing (the "Closing Statement"). In connection with the preparation of the Closing Statement, Buyer and its authorized representatives, including Buyer's independent public accountants, will have the right to review the information used in the preparation of the Financial Statements, including, but not limited to, all existing workpapers of the accountants which compiled such statements. The Closing Statement shall be prepared in accordance with GAAP and the principles, procedures and elections within GAAP utilized by Sellers in the preparation of the audited balance sheet (the "Audited Balance Sheet") included in the Financial Statements, except that the Closing Statement shall include a liability, calculated in accordance with GAAP, for all accrued but unpaid vacation in respect of all Existing Employees. Simultaneously with its delivery of the Closing Statement to Markowitz, Buyer will deliver to Markowitz, as the representative of Sellers, Buyer's calculation of the Adjusted Current Assets.

                   (ii) In the event that the Base Amount exceeds the Adjusted Current Assets (the amount of such excess, the "Buyer's Purchase Price Adjustment"), within 45 days after the date of receipt by Sellers of the Closing Statement, Markowitz and Sellers shall, subject to Section 4.3 hereof, either (x) jointly and severally pay to Buyer by wire transfer in immediately available funds an amount equal to the Buyer's Purchase Price Adjustment or (y) deliver to Buyer a notice, signed by Markowitz, stating that Markowitz has elected to allow Buyer to recover the Buyer's Purchase Price Adjustment by crediting the Buyer's Purchase Price Adjustment against
     (A) the  Sellers'  Contingent  Payment,  if any, in the manner set forth in
     Section 4.2(b)(iii) hereof, (B) the Buyout Amount in the manner set forth in Section 9.4(c) hereof, (C) the Second Tier Initial Purchase Price in the manner set forth in Section 11.2(b) hereof and/or (D) any Third Tier Initial Purchase Price in the manner set forth in Section 12.2(b) hereof.

     In the event Sellers and Markowitz neither pay such Buyer's Purchase Price Adjustment nor deliver such notice to Buyer within such 45-day period, Markowitz and Sellers shall be deemed to have delivered to Buyers the certificate provided for in clause (y) of the immediately preceding sentence of this Section 4.1(b)(ii).

                   (iii) In the event that the Adjusted Current Assets exceed the sum of (x) the Base Amount plus (y) $500,000 (the amount of such excess, the "Sellers' Purchase Price Adjustment"), within 45 days after the date of receipt by Sellers of the Closing Statement, Buyer shall, subject to Sections 4.3 and 18.4 hereof, pay to Sellers an amount equal to the sum of (i) 60% of the Sellers' Purchase Price Adjustment plus (ii) that portion of the Adjustment Balance, if any, that Buyer does not elect to pay by delivering Westwood Stock to Sellers pursuant to the next sentence of this
     Section 4.1(b)(iii), by wire transfer of immediately available funds to the Accounts. Buyer shall have the right, at its sole option, to pay up to 40% of the Sellers' Purchase Price Adjustment (such amount, the "Adjustment Balance") by delivering such number of shares of Westwood Stock, rounded up or down to the nearest whole share, as have a value equal to that portion of Sellers' Purchase Price Adjustment Buyer so chooses to pay by delivering such Westwood Stock. For purposes of this Section 4.1(b)(iii), each share of Westwood Stock shall be valued based upon a per share price equal to the average of the closing price of the Westwood Stock, as reported on NASDAQ, for the ten trading days preceding the second Business Day prior to the date the Sellers' Purchase Price Adjustment is made.

                   (iv) Subject to Section 4.3 hereof, the Closing Statement delivered by Buyer to Markowitz shall be final, binding and conclusive on the parties hereto.

                   4.2 SECOND ADJUSTMENT OF INITIAL PURCHASE PRICE. (a) The Initial Purchase Price, as adjusted under Section 4.1 hereof, will be subject to further adjustment, as described in this Section 4.2.

                   (b)  (i)  Subject  to  the  last  sentence  of  this  Section
     4.2(b)(i),  within 60 days  after the end of the Profit  Measuring  Period,
     Buyer will prepare and deliver to Markowitz, as the representative of Sellers, an income statement of the Business for the Profit Measuring Period (the "Contingent Payment Income Statement"). The Contingent Payment Income Statement shall be prepared in accordance with GAAP and the principles, procedures and elections within GAAP utilized by Sellers in the preparation of the audited income statement (the "Audited Income Statement") included in the Financial Statements, except (A) all interest expenses and interest income of the Business shall be excluded from such Statement, (B) all federal, state and local income Tax expenses of the Business shall be excluded from such Statement, (C) all depreciation and amortization expenses and interest income of the Business shall be excluded from such Statement, EXCEPT for depreciation expense attributable to any equipment that is acquired by Buyer in the ordinary course of business after the Closing Date, which equipment shall be depreciated on a straight-line basis over the useful life of the equipment in question, (D) no income or expense will be recognized in such Statement with respect to any barter arrangements of the Business , (E) no expense of Westwood for indirect corporate charges (such as internal charges for accounting, marketing, finance, management, administration, human resources and legal) shall be included in such Statement, (F) no costs, expenses or other charges incurred by Sellers in connection with the transactions contemplated by this Agreement, including, without limitation, accounting and legal costs, shall be included in such Statement, (G) no expense consisting of any salary or bonus paid to any Existing Employee shall be included in such Statement to the extent, and only to the extent, that such salary or bonus expense exceeds such employee's bonus and salary for the calendar year preceding the Closing Date plus a customary raise unless such expense has been authorized in writing by Michael D'Ambrose, (H) no expense constituting a non-recurring expense, and no income constituting non-recurring income (in each case, as determined in accordance with GAAP), shall be included in such Statement and (I) such Statement shall include the Overhead Charge in respect of all corporate level overhead charges of the Business during the Profit Measuring Period. Simultaneously with its delivery of the Contingent Payment Income Statement, Buyer will deliver to Markowitz Buyer's calculation of the Adjusted Profits and the Adjusted
     Profits Multiple. Notwithstanding anything in this Agreement to the contrary, if Buyer pays any Buyout Amount to Markowitz or any Affiliate of Markowitz pursuant to Section 9.4 hereof prior to the end of the Profit Measuring Period, Buyer shall not be required to prepare or deliver the Contingent Payment Income Statement, the Adjusted Profits Multiple shall be deemed for all purposes of this Agreement to be $34,800,000, and the dispute mechanisms in Section 4.3 shall not apply to such deemed Adjusted Profit Multiple.

                   (ii) In the event that the Adjusted Profits Multiple is less than $20,000,000 (such deficit, the "Buyer's Contingent Payment"),
     Markowitz and Sellers shall, subject to Section 4.3 hereof, either (x) jointly and severally pay to Buyer by wire transfer in immediately available funds an amount equal to the Buyer's Contingent Payment, such payment to be made within 30 days of Markowitz's receipt of the Contingent Payment Income Statement, or (y) deliver to Buyer a notice, signed by Markowitz, stating that Sellers and Markowitz have elected to allow Buyer to recover the Buyer's Contingent Payment by crediting such payment against
     (A) any Buyout Amount in the manner set forth in Section 9.4(c) hereof, (B) the Second Tier Initial Purchase Price in the manner set forth in Section 11.2(b) hereof and/or (C) any Third Tier Initial Purchase Price in the manner set forth in Section 12.2(b) hereof. In the event Markowitz and Sellers neither pay such amount to Buyer nor deliver such notice to Buyer within such 30-day period, Markowitz and Sellers shall be deemed to have delivered to Buyer the certificate provided for in clause (y) of the immediately preceding sentence of this Section 4.2(b)(ii).

                   (iii) In the event that the Adjusted Profits Multiple is more than $20,000,000 (such excess, as it may be adjusted pursuant to the next sentence of this Section 4.2(b)(iii), the "Sellers' Contingent Payment"), Buyer, subject to Sections 4.3 and 18.4 hereof, shall pay to Sellers an amount equal to the sum of (i) 60% of the Sellers' Contingent Payment plus
     (ii) that portion of the Contingent Payment Balance, if any, that Buyer does not elect to pay by delivering Westwood Stock to Sellers pursuant to the next sentence of this Section 4.2(b)(iii), by wire transfer of immediately available funds to the Accounts. Buyer shall have the right, at its sole option, to pay up to 40% of the Sellers' Contingent Payment (such amount, the "Contingent Payment Balance") by delivering such number of shares of Westwood Stock, rounded up or down to the nearest whole share, as have a value equal to that portion of Sellers' Contingent Payment Buyer so chooses to pay by delivering such Westwood Stock. For purposes of this
     Section 4.2(b)(iii), each share of Westwood Stock shall be valued based upon a per share price equal to the average of the closing price of the Westwood Stock, as reported on NASDAQ, for the ten trading days preceding the second Business Day prior to the date the Sellers' Contingent Payment is made. Notwithstanding the foregoing, the Sellers' Contingent Payment shall be reduced by the Carryover Amount, if any, at the time such Sellers' Contingent Payment is paid.

                   (iv) Subject to Section 4.3 hereof, the Contingent Payment Income Statement delivered by Buyer to Markowitz shall be final, binding and conclusive on the parties hereto.

                   4.3  DISPUTE   RESOLUTION.   (a)  This  Section  will  govern
resolution of any disputes between Buyer and Sellers regarding the calculations on the Closing Statement, the Contingent Payment Income Statement, or both.

                   (b) Markowitz will have the right, with Sellers' independent public accountant, to review the information used in the preparation of the Closing Statement or the Contingent Payment Income Statement, as the case may be, and to discuss such information and the preparation and review thereof with the personnel of Buyer responsible therefor. Markowitz may dispute items reflected on the Closing Statement or the Contingent Payment Income Statement, as the case may be, only on the basis that such amounts
     (i) resulted from mechanical errors of computation or (ii) were not arrived at in accordance with the applicable accounting provisions of Section 4.1(b)(i) or 4.2(b)(i) hereof, as the case may be. In the event Markowitz so disagrees with any item on the Closing Statement or the Contingent Payment Income Statement, as the case may be, Markowitz shall, within 45 days after receipt of such Closing Statement or Contingent Payment Income Statement, as the case may be, give Buyer notice of such disagreement specifying the items in dispute (any such item a "Disputed Item") and setting forth his proposed adjustments. If the parties and their respective accountants are unable to agree on a resolution within 15 days after delivery of such notice of disagreement, then the parties will submit such dispute to Deloitte & Touche (the "Arbitrator"), certified public accountants. The Arbitrator shall, within 30 days after such submission, determine and report to the parties upon the Disputed Items and such report shall be final, binding and conclusive on the parties with respect to such Disputed Items.

                   (c) Any fees, expenses and costs of the Arbitrator for the services described in Section 4.3(b) with respect to the Closing Statement or the Contingent Payment Income Statement, as the case may be, shall be allocated among Markowitz and Sellers, on the one hand, and Buyer, on the other, in the same proportion that the aggregate amount of all of the Disputed Items on the Closing Statement or the Contingent Payment Income Statement, as the case may be, that are submitted to the Arbitrator and are unsuccessfully disputed by Markowitz, bear to the total amount of all of the Disputed Items on the Closing Statement or the Contingent Payment Income Statement, as the case may be. Markowitz and Sellers shall bear all such fees, costs and disbursements of the Arbitrator with respect to its work on the Closing Statement or the Contingent Payment Income Statement, as the case may be, if this Section 4.3 results in no adjustment being made to any Disputed Item on such statement. Buyer, on the one hand, and Markowitz and Sellers, on the other, shall each reimburse the other to the extent the other pays more than the amount so required pursuant to the preceding sentence.

                   (d) The term "Adjusted Closing Statement", as used herein, shall mean (x) the Closing Statement delivered by Buyer to Markowitz pursuant to Section 4.1(b)(i) hereof, in the event Markowitz does not dispute any item on the Closing Statement within 45 days after receipt thereof, or (y) the definitive Closing Statement resulting from the determinations made by the Arbitrator, in accordance with this Section 4.3 (in addition to those items theretofore agreed to by Buyer and Markowitz), in the event Markowitz does dispute any such item. The term "Adjusted Contingent Payment Income Statement", as used herein, shall mean (x) the Contingent Payment Income Statement delivered by Buyer to Sellers pursuant to Section 4.2(b)(i) hereof, in the event Markowitz does not dispute any item on the Contingent Payment Income Statement within 45 days after receipt thereof, or (y) the definitive Contingent Payment Income Statement resulting from the determinations made by the Arbitrator in accordance with this Section 4.3 (in addition to those items theretofore agreed to by Buyer and Markowitz), in the event Markowitz does dispute any such item.

                   (e) Payment of the Buyer's Purchase Price Adjustment, the Sellers' Purchase Price Adjustment, the Buyer's Contingent Payment or the Sellers' Contingent Payment, as the case may be, shall be delayed until the final resolution of all disputes regarding such adjustment or payment as provided in this Section 4.3, upon which event such adjustment or payment shall be paid in accordance Section 4.1(b)(ii), 4.1(b)(iii), 4.2(b)(ii) or 4.2(b)(iii) hereof, as the case may be, within 10 days thereafter, together, in each case, with interest on such amount from the period Markowitz first received the Closing Statement or the Contingent Payment Income Statement, as the case may be, through the date such payment is made, calculated at a rate of 10% per annum, compounded annually.

                                    ARTICLE V

                              GOVERNMENTAL CONSENTS

                   5.1 COMPLIANCE WITH HSRA. Buyer and Sellers shall make or cause to be made in a timely fashion all filings which are required in connection with the transactions contemplated hereby under the HSRA, and shall furnish to the other party all information that the other reasonably requests in connection with such filings.

                   5.2 OTHER GOVERNMENTAL CONSENTS. Promptly following the execution of this Agreement, the parties shall prepare and file with the appropriate Governmental Authorities any requests for approval or waiver not referred to in Section 5.1 that are required from such Governmental Authorities in connection with the transactions contemplated hereby and shall diligently and expeditiously prosecute, and shall cooperate fully with each other in the prosecution of, such requests for approval or waiver and all proceedings necessary to secure such approvals and waivers. All such governmental approvals and waivers not referred to in Section 5.1 are listed in SCHEDULE 7.3.

                   5.3 FCC APPLICATIONS. The assignment of the FCC licenses listed in SCHEDULE 7.4(b) as contemplated by this Agreement is subject to the prior consent and approval of the FCC. No later than seven (7) Business Days after the date of the Agreement, Sellers and Buyer shall file applications ("FCC Applications") to assign all of the FCC licenses listed in SCHEDULE 7.4(b) (other than FCC license KLC-635 issued to Group W Radio, Inc.) which are used by Sellers in the operation of the Business from Sellers to Buyer. Sellers and Buyer shall thereafter prosecute the FCC Applications with all reasonable diligence and otherwise use their best efforts to obtain grant of the FCC Applications as expeditiously as practicable; provided, however, that neither Sellers nor Buyer shall have any obligation to satisfy any complainant or the FCC by taking any steps which would have a material adverse effect upon Sellers or Buyer or upon any affiliated entity, but neither the expense or inconvenience to a party of defending against a complainant or an inquiry by the FCC shall be considered a material adverse effect on such party. If reconsideration or judicial review is sought with respect to the consent to the FCC Applications, the party affected shall vigorously oppose such efforts for reconsideration or judicial review.

                                   ARTICLE VI

                     REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer represents and warrants to Sellers as follows:

                   6.1 ORGANIZATION AND STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                   6.2 AUTHORIZATION AND BINDING OBLIGATION. Buyer has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby, and Buyer's execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on its part. This Agreement has been duly executed and delivered by Buyer and constitutes its valid and binding obligation, enforceable against it in accordance with its terms, except as limited by laws affecting the enforcement of creditors' rights generally or equitable principles.

                   6.3 ABSENCE OF CONFLICTING  AGREEMENTS OR REQUIRED  CONSENTS.
Except as set forth in Article V with respect to governmental consents or disclosed in SCHEDULE 6.3, the execution, delivery and performance of this Agreement by Buyer: (a) does not require the consent of any third party; (b) will not violate any provision of Buyer's articles of incorporation or by-laws;
(c) will not violate any Applicable Law to which Buyer is bound; and (d) will not, either alone or with the giving of notice or the passage of time, or both, conflict with, constitute grounds for termination of or result in a material breach of the terms, conditions or provisions of, or constitute a material default under or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit to which Buyer is now subject, except for any such conflict, termination, breach, default or acceleration which would not impair Buyer's ability to perform its obligations under this Agreement.

                   6.4 LITIGATION. There is no claim, litigation, proceeding or investigation pending or, to the best of Buyer's knowledge, threatened, which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken by Buyer in connection with this Agreement.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                            OF SELLERS AND MARKOWITZ

                   Sellers and Markowitz jointly and severally represent and warrant to Buyer as follows:

                   7.1 ORGANIZATION AND STANDING. Each Seller (other than Citi and Express) is a limited partnership duly formed, validly existing and in good standing under the laws of the applicable jurisdiction set forth in SCHEDULE
7.1. Citi is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey. Express is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Pennsylvania. Each Seller is duly qualified to do business in, and is in good standing in the applicable jurisdictions set forth in SCHEDULE 7.1, which are all the jurisdictions where the character of the properties or assets such Seller leases, owns or operates, or the conduct of the portion of the Business it conducts, requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the portion of the Business conducted by such Seller. Each Seller (other than Citi and Express) has all necessary partnership or corporate power and authority, as the case may be, to own, lease and operate the Assets owned, leased or operated by it and to carry on the Business conducted by it.

                   7.2 AUTHORIZATION AND BINDING OBLIGATION. Each Seller (other than Citi and Express) has all necessary partnership power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby and each of Citi and Express has all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby. Each Seller's execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary partnership action on its part. This Agreement has been duly executed and delivered by each Seller and Markowitz. This Agreement constitutes the valid and binding obligation of each Seller and Markowitz, enforceable against each such Person in accordance with its terms, except as limited by laws affecting the enforcement of creditors' rights generally or equitable principles.

                   7.3 ABSENCE OF CONFLICTING AGREEMENTS OR REQUIRED CONSENTS. Except for the requirements of the HSRA or as specifically disclosed in SCHEDULE 7.3, 7.5 OR 7.8, the execution, delivery and performance of this Agreement by each Seller and Markowitz (a) does not require the consent of any third party;
(b) will not violate any provision of any Seller's agreement of limited partnership charter or by-laws, as the case may be; (c) will not violate any Applicable Law to which any Seller or Markowitz is a party or by which it or the Assets are bound; (d) will not, either alone or with the giving of notice or the passage of time, or both, conflict with, constitute grounds for termination of or result in a breach of the terms, conditions or provisions of, or constitute a default under, any Contract, instrument, license or permit to which any Seller, Markowitz or the Assets are subject; (e) will not result in the creation of any Lien on any of the Assets; and (f) will not result in the acceleration of any obligation under or the creation of any new liability under any Plan.

                   7.4  GOVERNMENTAL  AUTHORIZATION.  Except  as  set  forth  on
SCHEDULE 7.4(a), all FCC licenses held or used by Sellers and all licenses, permits and other authorizations issued to any Seller by any governmental or regulatory authority and used, useful or necessary in the conduct of the Business (collectively, the "Governmental Approvals") are transferrable to Buyer on the Closing Date, subject only to the receipt of any applicable consents listed on SCHEDULE 7.3. SCHEDULE 7.4(b) is a true and complete list of all FCC licenses held or used by Sellers and all other material Governmental Approvals. Except as set forth in Schedule 7.4(b) there are no FCC licenses or Governmental Approvals required for the lawful conduct of the Business in the manner and to the full extent that it is now conducted. Sellers are the valid and legal holders of each of the material Governmental Approvals, and none is subject to any restriction or condition which limits in any material respect the conduct of the Business. Sellers have delivered to Buyer true and complete copies of all FCC licenses and all the material Governmental Approvals, including any and all amendments and other modifications to such items. Except as may be set forth in
SCHEDULE 7.4(b), there has been no violation, cancellation, suspension, revocation or default of any material Governmental Authority or any notice of violation, cancellation, suspension, revocation, default or dispute affecting any material Governmental Approval. The FCC licenses and other material Governmental Approvals listed on SCHEDULE 7.4(b) were validly issued to and are validly held by Sellers, are in full force and effect and are unimpaired by any act or omission of Sellers and, except as disclosed on SCHEDULE 7.4(b), none is subject to any restriction or condition which would limit in any respect the full operation of the Business as it is now operating. Sellers have no reason to believe that the FCC will not renew the FCC licenses in the ordinary course. Except as disclosed on SCHEDULE 7.4(b), there are no applications, complaints or proceedings pending or to the best of Sellers' knowledge, threatened, before the FCC relating to the Business or that may result in the revocation, modification, non-renewal or suspension of any of the FCC licenses or the imposition of any fines, forfeitures or other administrative actions by the FCC with respect to the Business or its operation.

                   7.5 REAL PROPERTY. (a) SCHEDULE 7.5 PART (a) contains a complete and correct list of all Real Property Leases, setting forth the address, landlord and tenant for each Real Property Lease, describing all improvements leased pursuant to each Real Property Lease, listing the expiration date of and the current annual rent paid under each Real Property Lease and whether such Real Property Lease contains any renewal or purchase options. There is no Owned Real Property and no Seller occupies any real property other than that listed on SCHEDULE 7.5 PART (a).

                   (b) The improvements upon each parcel of real property leased by any Seller and the current use and operation of such real property conforms in all material respects to all restrictive covenants, conditions, easements, building, subdivision and similar codes and federal, state and local laws, regulations, rules, orders and ordinances and no Seller has received any notice of any material violation or claimed violation of any such restrictive covenant, condition or easement, or any building, subdivision or similar code, or any federal, state or local law, regulation, rule, order or ordinance. To each Seller's and Markowitz's knowledge, the premises which are the subject of the Real Property Leases are zoned for the purposes for which they are currently being used by the applicable Seller. Each Seller's improvements on the real property premises which are the subject of the Real Property Leases to which such Seller is a party are in good working condition and repair. No Seller has any knowledge of or has received notice of any pending, threatened, or contemplated action to take by eminent domain or otherwise to condemn any portion of any premises which are the subject of the Real Property Leases. To each Seller's and Markowitz's knowledge, there exists no writ, injunction, decree, order or judgment, nor any litigation, pending or threatened, relating to the ownership, use, lease, occupancy or operation of any of the premises which are the subject of the Real Property Leases.

                   (c) Each Real Property Lease is legal, valid, binding, enforceable and in full force and effect with respect to the Seller that is a party thereto. No Seller nor, to Sellers' or Markowitz's knowledge, any other party is in default, violation or breach under any Real Property Lease, and no event has occurred and is continuing that constitutes or, with notice or the passage of time or both, would constitute a default, violation or breach thereunder. No amount payable under any Real Property Lease is past due. No Seller has received any notice of a default, offset or counterclaim under any Real Property Lease or any other communication asserting non-compliance with any Real Property Lease. Each Seller has the exclusive right to use and occupy the premises leased under each Real Property Lease to which such Seller is a party. Each Seller enjoys peaceful and undisturbed possession of the premises leased by such Seller under each Real Property Lease to which it is a party. Except as set forth on SCHEDULE
     7.5 PART(c), the Real Property Leases are free and clear of all Liens, covenants, easements, restrictions, conditions, encroachments and rights of way, recorded or unrecorded, subleases, charges, and other claims and encumbrances, except for lessors' interests in the Real Property Leases. Sellers have delivered to Buyer, complete and correct copies of the Real Property Leases, together, in the case of any subleases or similar occupancy agreements, with copies of all overleases.

                   (d) Except as disclosed in SCHEDULE 7.5 PART (d), each Seller has full legal power and authority to assign its rights under each Real Property Lease to which it is a party to Buyer in accordance with this Agreement on terms and conditions no less favorable than those in effect on the date hereof, and such assignment will not affect the validity, enforceability and continuity of any such lease.

                   7.6 TITLE TO AND CONDITION OF PERSONAL PROPERTY. SCHEDULE 7.6 lists all tangible personal property owned, leased or held by Sellers and used or useful in the conduct of the Business (the "Personal Property"). Except as described in SCHEDULE 7.6 hereto, Sellers have valid title to all Personal Property (and to all other Assets to be transferred to Buyer hereunder) free and clear of any Lien. Except as described in SCHEDULE 7.6 hereto, all of the material items of tangible personal property and facilities included in the Assets are in good operating condition and repair and are adequate for the purposes for which they are being used in the Business. All such tangible assets are in compliance in all material respects with all applicable federal, state and local statutes, ordinances, rules and regulations. The Personal Property listed in SCHEDULE 7.6 includes all such properties necessary to conduct the Business as it is presently being conducted.

                   7.7 INTELLECTUAL PROPERTY. Except as set forth on SCHEDULE 7.7, SCHEDULE 7.7 contains a complete and correct list and description of all Intellectual Property which is used or useful in the Business (the "Intellectual Property Assets"). Each Intellectual Property Asset is either owned or validly licensed by a Seller and SCHEDULE 7.7 identifies which Intellectual Property Assets are so owned and which are so licensed. Sellers have delivered to Buyer copies of all material documents and true and complete memoranda describing the terms of any oral agreements regarding Intellectual Property Assets, if any, establishing such rights, licenses or other authority. No Seller or Affiliate thereof has any knowledge of any pending or threatened proceeding or litigation affecting, or with respect to, the Intellectual Property Assets. Each Seller is in compliance in all material respects with the terms of any license of an Intellectual Property Asset and no Seller or Affiliate thereof has received any notice or has any knowledge of any infringement or unlawful use of the Intellectual Property Assets. The conduct of the Business does not infringe the rights of any third party in respect of any Intellectual Property. Except as disclosed in SCHEDULE 7.7, each Intellectual Property Asset owned by any Seller is owned free and clear of any Lien. No Seller or Affiliate thereof has sold, licensed or otherwise disposed of any of the Intellectual Property Assets to any Person and no Seller or Affiliate thereof has agreed to indemnify any Person for any patent, trademark or copyright infringement. The Intellectual Property Assets listed in SCHEDULE 7.7 include all Intellectual Property which is used in useful to or necessary to the Business. SCHEDULE 7.7 lists all of the Intellectual Property Assets which have been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office and United States Copyright Office or other filing offices.

                   7.8 CONTRACTS. (a) SCHEDULE 7.8 lists all Contracts as of the date of this Agreement (except Real Property Leases which are listed in SCHEDULE 7.5) which have an unexpired term of more than 6 months or provide for future aggregate payments in excess of $25,000.

                   (b) Sellers have delivered to Buyer true and complete copies of all written Contracts, or true and complete memoranda describing the terms of all oral Contracts, listed in SCHEDULES 7.5 AND 7.8, and all liabilities and obligations under such Contracts can be ascertained from such copies or memoranda. Each Contract to be assumed by Buyer hereunder pursuant to Section 3.1 is valid, binding and enforceable by the Seller party thereto in accordance with its respective terms. Sellers have complied in all material respects with all Contracts to be assumed by Buyer hereunder pursuant to Section 3.1 and are not in default under any of the Contracts to be assumed by Buyer hereunder pursuant to Section 3.1. Sellers have not granted or been granted any waiver or forbearance with respect to any of the Contracts. To Sellers' and Markowitz's knowledge, no other contracting party is in default under any of the Contracts to be assumed by Buyer hereunder pursuant to Section 3.1. Except as set forth in SCHEDULES 7.3, 7.5 AND 7.8, each Seller has full legal power and authority to assign its respective rights under the Contracts to be assumed by Buyer hereunder pursuant to Section 3.1 to Buyer in accordance with this Agreement on terms and conditions no less favorable than those in effect on the date hereof, and such assignment will not require the consent of any third party or affect the validity, enforceability and continuity of any of the Contracts to be assumed by Buyer hereunder pursuant to Section 3.1. The Contracts to be assumed by Buyer hereunder pursuant to Section 3.1 include all those necessary to conduct the Business as presently conducted.

                   7.9 PERSONNEL INFORMATION. (a) SCHEDULE 7.9 contains a true and complete list of all persons employed, and a description of all compensation, including bonus arrangements, and employee and retiree benefit plans or arrangements applicable to such employees, other than employee benefit plans or arrangements included in SCHEDULE 7.10. No Seller is a party to any agreement or arrangement, written or oral, with salaried or non-salaried employees except as described in SCHEDULES 7.9 AND 7.10.

                   (b) Except as disclosed in SCHEDULES 7.9 AND 7.10, no Seller is a party to any contract or agreement with any labor organization, nor has any Seller agreed to recognize any union or other collective bargaining unit, nor has any union or other collective bargaining unit been certified as representing any employees of any Seller. No Seller has any knowledge of any organizational effort currently being made or threatened by or on behalf of any labor union with respect to any employees of any Seller. There are no unfair labor practice charges pending against any Seller; there are no pending or threatened strikes, arbitration proceedings involving labor matters or other labor disputes affecting any Seller; and no Seller has experienced any strikes, work stoppages or other significant labor difficulties of any nature in the past two years.

                   (c) Each Seller has complied in all material respects with all laws relating to the employment or termination of employment of labor, including, without limitation, those laws relating to safety, health, labor relations, wages, hours, collective bargaining, unemployment insurance, workers' compensation, equal employment opportunity and payment and withholding of taxes.

                   7.10 EMPLOYEE BENEFIT PLANS. SCHEDULES 7.9 AND 7.10, together, set forth a correct and complete list of each employee or retiree benefit or compensation plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or compensation, bonus, incentive, deferral, equity based, severance, termination, retention, change in control, employment or other similar program, agreement, arrangement, trust or other funding arrangement, whether or not subject to the provisions of ERISA, to which any Seller is a party or by which any Seller is bound or that is or has been established or maintained or in respect of which any Seller has ever had any obligation to contribute (each, a "Plan"). Except pursuant to a Plan, no Seller has any fixed or contingent liability or obligation to or in respect of any person now or formerly employed by any Seller or any beneficiary or dependent of any such person, including, without limitation, in respect of pension or thrift benefits or payments, individual or supplemental pension benefits or payments or compensation arrangements, contributions to hospitalization or other health, life or other welfare benefits, incentive benefits or payments, bonus benefits or payments or vacation, sick leave, disability and severance, termination retention or change in control benefits or payments, including workers' compensation. No trade or business (whether or not incorporated) is or has been as of any date within the preceding 6 years been

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

treated as a single employer together with any Seller pursuant to Section 414 of the Code. No Seller has incurred or reasonably expects to incur (either directly or indirectly, including as a result of any indemnification obligation) any liability that could become a liability of Buyer or, following the Closing, remain a liability of the Business under or pursuant to Title I or IV of ERISA or the penalty, excise tax or joint and several liability provisions of the Code relating to employee benefit plans and no event, transaction or condition has occurred or exists which could result in any such liability to Buyer or the Business on or after the Closing. Each of the Plans has been operated and administered in all respects in accordance with all Applicable Laws, including but not limited to ERISA and the Code.

                   7.11 LITIGATION. Except as set forth in SCHEDULE 7.11, there is no claim, litigation, proceeding or investigation pending or, to Sellers' and Markowitz's knowledge, threatened, against or affecting any of the Assets or the Business which, if adversely determined, is reasonably likely to have a material adverse effect on the Business, or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken in connection with this Agreement.

                   7.12 COMPLIANCE WITH LAWS. Each Seller has operated and is operating the Business in material compliance with all Applicable Laws, and its use of the Assets does not violate any Applicable Laws in any material respect. Except as set forth in SCHEDULE 7.12, no Seller or Markowitz has received any notice asserting any noncompliance with any Applicable Law in connection with the Business or the Assets.

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

                   7.13  TRANSACTION  WITH  AFFILIATES.  Except as  disclosed on
SCHEDULE 7.13, all Assets used, useful or necessary in the Business are owned, leased or held by one or more Seller. No Affiliate of any Seller (other than another Seller) owns any Assets or is a party to any Contract.

                   7.14 FINANCIAL STATEMENTS;  ADJUSTED CURRENT ASSETS. SCHEDULE
7.14 contains true and complete copies of the Financial Statements. The Financial Statements have been prepared in accordance with GAAP consistently applied. The Financial Statements fairly present the financial condition and the results of the operations of the Business as of the dates and for the periods indicated. Since December 31, 1995, there has been no material adverse change in the business, operations, property, assets, liabilities or condition (financial or otherwise) of the Business. Except for (a) liabilities as and to the extent reflected or reserved against on the balance sheet of the Business as of December 31, 1995 included in the Financial Statements, and (b) liabilities incurred since December 31, 1995, in the ordinary and normal course of business, no Seller has any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, relating to the Assets or the Business, except as disclosed in this Agreement or SCHEDULE 7.14.

                   7.15  ABSENCE OF CHANGES OR EVENTS.  Except as  disclosed  in
SCHEDULE 7.15, since December 31, 1995, the Business has been conducted in all material respects only in the ordinary course and no Seller has, except in the ordinary course of business, purchased, sold, assigned or transferred any of the Assets.

                   7.16 INSURANCE. The Assets are insured against loss, damage or injury in amounts listed in SCHEDULE 7.16, which shows all insurance policies held by each Seller relating to the Business, together with the policy limits, the type of coverage, the location of the property covered, annual premium, premium payment dates and expiration date of each of the policies. Copies of all such insurance policies have been furnished to Buyer. All such insurance policies are in full force and effect.

                   7.17 TAXES. Each Seller has duly filed all Tax returns and forms required to be filed by such Seller, and has paid in full or discharged all Taxes required to be paid except for Taxes contested in good faith or believed in good faith not to be due and payable. No Seller is currently under audit with respect to Taxes by any Governmental Authority and no Governmental Authority is now asserting in writing against any Seller any deficiency or claim for Taxes. No event has occurred that could impose on Buyer any liability for any Taxes due or to become due from any Seller from any taxing authority.

                   7.18 BANKRUPTCY. No insolvency proceedings of any character, including, without limitation, bankruptcy, receivership, reorganization, composition or arrangement with creditors, voluntary or involuntary, affecting any Seller or any of the Assets, are pending or threatened, and no Seller has made any assignment for the benefit of creditors or taken any action in contemplation of or which would constitute the basis for the institution of such insolvency proceedings.

                   7.19 ENVIRONMENTAL MATTERS. (a) Each Seller's operation and use of each Real Property Lease is in compliance in all material respects with all Environmental Laws. Sellers have obtained all material environmental, health and safety permits necessary for the operation of the Business, and all such permits are in full force and effect and Sellers are in compliance in all material respects with the terms and conditions of each such permit. There are no outstanding Liens on any Seller's interest in any of the Real Property Leases under any Environmental Laws. No Seller has received any notice, or is aware of, any administrative or judicial investigations, proceedings or actions with respect to material violations, alleged or proven, of Environmental Laws by any Seller or any tenants or subtenants of any Seller, or otherwise involving the Real Property Leases or the operations conducted on the property subject to the Real Property Leases.

                   (b) There has been no release (nor, to the best of each Seller's knowledge, is there any substantial threat of a release) of any Hazardous Substance at or from the Real Property Leases in amounts or concentrations requiring remediation under or that would violate current Environmental Laws in any material respect. There are no Hazardous Substances present on the Real Property Leases except for ordinary quantities of properly stored Hazardous Substances found in consumer or commercial products that are used in the normal course of the Business. There are no underground storage tanks, or underground piping associated with such tanks, on the property subject to the Real Property Leases.

                   7.20 FINANCING STATEMENTS. The Assets are and have been located in the states of California, Illinois, New Jersey, New York and Pennsylvania since they were acquired by Sellers. All financing statements filed by any party with respect to the Assets are listed in SCHEDULE 7.20.

                   7.21 THE ASSETS. Except for the Excluded Assets, the Assets, taken as a whole, constitute all of the properties and assets (A) used or held for use in connection with the Business and (b) required for the continued conduct of the Business. Except for any Permitted Encumbrances, the Assets will be transferred to Buyer at the Closing free and clear of any Lien.

                   7.22 SUBSIDIARIES. Except as set forth on SCHEDULE 7.22, none of CSTLP, NYSTLP, LASTLP or PETLP owns, directly or indirectly, any shares of capital stock or other equity interest (or any other interest convertible into an equity interest) in any corporation, partnership, joint venture or other entity, or has any commitment to contribute to the capital of, make loans to, or share in the losses of, any enterprise.

                   7.23 BROKER OR FINDER'S FEE. No Seller or Markowitz has incurred any liability to any broker, finder or agent for any fees, commissions or similar compensation with respect to the transactions contemplated by this Agreement.

                   7.24 OVERHEAD COSTS. The Overhead Charge represents Sellers' and Markowitz's good faith estimate of the corporate level overhead charges that will be incurred by the Business during the Profit Measuring Period.

                   7.25 PURCHASE FOR INVESTMENT. Each Seller is purchasing any shares of Westwood Stock issued to it by Buyer pursuant to this Agreement for its own account and not directly or indirectly with a view to, or for sale in connection with any distribution thereof, other than, in the case of each Seller which is a partnership, for distribution to the limited partners of such partnership. Each Seller is an Accredited Investor within the meaning of Regulation D under the Securities Act.

                   7.26 DISCLOSURE. To each Seller's knowledge, none of this Agreement or any certificate or other document delivered by Sellers to Buyer as expressly required by this Agreement contains any untrue statement of a material fact or omits any statement of a material fact necessary to make any statement contained herein or therein not misleading.

                                  ARTICLE VIII

                       COVENANTS OF SELLERS AND MARKOWITZ

                   8.1 CONDUCT OF BUSINESS. Except as provided in this Article VIII, from the date hereof until the Closing, Sellers and Markowitz, jointly and severally, covenant and agree that Sellers shall conduct the Business in the ordinary and normal course of business, consistent with Sellers' past practices and with the intent of preserving the ongoing operations and Assets of the Business. Without limiting the generality of the foregoing, except as expressly permitted by this Agreement or with the prior written consent of Buyer:

                   (a) No Seller shall sell, assign, lease or otherwise transfer or dispose of any of the Assets, unless the same shall be replaced with assets of equal or greater value and utility, and each Seller's inventories of spare parts and expendable supplies, if any, shall be maintained at levels consistent with past practices;

                   (b) No Seller shall create, assume or permit to exist any Lien upon the Assets, except for those in existence on the date of this Agreement, all of which will be removed on or prior to the Closing Date;

                   (c) Each Seller shall operate the Business in all material respects in accordance with Applicable Law, and shall not cause or permit by any act, or failure to act, any of the Governmental Approvals to expire, be surrendered, adversely modified, or otherwise terminated;

                   (d) Each Seller shall not waive any material right under any Contract or license relating to the Assets or the Business;

                   (e) No Seller shall enter into or renew any Contract to be assumed by Buyer hereunder pursuant to Section 3.1 other than in a manner consistent with the past practices of the Business;

                   (f) Each Seller shall timely make all payments required to be paid under any Contract to be assumed by Buyer when due and otherwise pay all liabilities and satisfy all obligations within 60 days of invoice;

                   (g) No Seller shall increase or modify or agree to increase or modify the compensation, bonuses or other benefits or perquisites of any employee of the Business, except in the ordinary course of business, consistent with past practice;

                   (h) Each Seller and Markowitz shall use their respective best efforts to preserve the operations, organization and reputation of the Business intact, to preserve the goodwill and business of each Seller's advertisers, programming, suppliers, and others having business relations with it, and to continue to conduct financial operations of each Seller, including its credit and collection policies, with no less effort, as heretofore;

                   (i) Each Seller shall remove, cure, correct and repair prior to the Closing (to the extent within such Seller's control) any material deficiencies in the Assets being sold under this Agreement;

                   (j) Each Seller shall maintain the insurance policies on the Business and the Assets listed in SCHEDULE 7.16 or their equivalent; and

                   (k) Each Seller shall maintain its books and records in accordance with GAAP and the principles, procedures and elections utilized by Sellers in the preparation of the audited financial statements included in the Financial Statements.

                   8.2 ACCESS AND INFORMATION PRIOR TO THE CLOSING. Between the date of this Agreement and the Closing Date, each Seller shall give Buyer and Buyer's counsel, accountants, engineers and other representatives reasonable access during normal business hours to all of such Seller's Assets, properties, records and employees relating to the Business, including the data underlying the Financial Statements, and shall furnish Buyer with all information that Buyer reasonably requests concerning the Assets and the Business, in each case after reasonable prior notice. The rights of Buyer under this Section shall not be exercised in such a manner as to interfere unreasonably with the conduct of the Business.

                   8.3 NOTIFICATION. (a) Each Seller and Markowitz shall notify Buyer of any litigation, arbitration or administrative proceeding pending or, to its actual knowledge, threatened against any Seller which challenges the transactions contemplated hereby or which could have a material adverse effect upon any Seller, the Assets or the Business.

                   (b) Between the date of this Agreement and the Closing,  each
     Seller and Markowitz shall keep Buyer reasonably informed of all material operational matters and business developments known to Markowitz or any Seller with respect to the Business and its market including any competitive changes.

                   8.4 NO INCONSISTENT ACTION. No Seller or Markowitz shall take any action which is inconsistent with its obligations under this Agreement or that would hinder or delay the consummation of the transactions contemplated by this Agreement.

                   8.5 NO SOLICITATION. None of Seller, any Affiliate of Seller, Markowitz or any Affiliate of Markowitz shall directly or indirectly (a) solicit, initiate or encourage submission of any proposal or offer from any Person relating to any acquisition or purchase of the Business, any Assets, any Second Tier Business, any Second Tier Assets, any Third Tier Business or any Third Tier Assets (other than the sale of assets in the ordinary course of business consistent with past practices), or any equity interest in, any Seller or any other Affiliate of Markowitz which conducts any such Second Tier Business or Third Tier Business or holds any such Third Tier Assets or Third Tier Business, or (b) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or otherwise cooperate in any way, or assist or participate in, facilitate or encourage, any effort or attempt by any Person to do or seek any of the foregoing. Each Seller and Markowitz shall promptly notify Buyer in writing if any such offer or proposal is made to it or any of its Affiliates.

                   8.6 FINANCIAL STATEMENTS. Within 30 days after the end of each month until the Closing Date, Sellers shall deliver to Buyer unaudited consolidated statements of revenue and operations for the Business for the month then ended, along with a balance sheet of the Business as of the end of such month. All financial statements furnished pursuant to this Section shall fairly represent the financial condition and the results of operations as of the dates and for the periods covered by such statements, subject to normal year-end adjustments. Each Seller shall furnish to Buyer any and all other information customarily prepared by such Seller concerning its financial condition that Buyer may reasonably request.

                   8.7 ESTOPPEL CERTIFICATES; CONSENT AND WAIVER. Each Seller shall use all reasonable commercial efforts to obtain estoppel certificates containing customary provisions and consents and waivers from any landlord with respect to the Real Property Leases or other lessor of any Asset that Buyer requests at least 15 business days before the Closing Date.

                   8.8 EMPLOYEE MATTERS. (a) Each Seller shall use all reasonable efforts to cause the employees employed in the Business to make available their employment services to Buyer. For a period of two years following the Closing Date, neither Seller shall, nor shall permit any of their respective Affiliate's to, solicit, offer to employ or retain the services of or otherwise interfere with the relationship of Buyer or any of its Affiliates with any Person employed by or otherwise engaged to perform services for Buyer or any such Affiliate in connection with the operation of the Business.

                   (b) Effective as of the Closing Date, Buyer shall offer employment to substantially all employees who are then actively employed by a Seller in the operation of the Business at wage or salary levels, as applicable, and with employee benefits that are substantially comparable to the benefits provided to employees under the Plans as in effect on the date hereof. Those employees who accept such offers of employment effective as of the Closing Date shall be referred to herein as the "Existing Employees". Effective as of the Closing Date, the Buyer shall assume the liability of the Sellers in respect of the Existing Employees for accrued but unpaid salaries, wages, vacation and sick pay and 1996 incentive compensation, but only to the extent such liability constitutes an Assumed Liability pursuant to clause (a) of Section 3.1 hereof. Subject to clause
     (a) of Section 3.1 hereof, the Sellers shall, jointly and severally, remain responsible for payment of any and all retention, change in control, severance, termination or other similar compensation or benefits which are or may become payable to any employee or former employee of the Business, including the Existing Employees, in connection with the consummation of the transactions contemplated by this Agreements, including, without limitation, any liability, obligation or commitment in respect of any claim of any such employee or former employee of actual or constructive termination of employment.

                   (c) From and after the Closing, each Seller shall honor, pay and perform each and every liability, obligation and commitment in respect of each Existing Employee and the beneficiaries and dependents thereof under each Plan, including, without limitation, each such liability, obligation and commitment in respect of benefits, rights or entitlements under any such Plan accrued as of the Closing Date or, in the case of health and other welfare benefits, relating to events or conditions occurring or existing as of, or confinements or treatments commencing prior on or to, the Closing Date, subject in the case of any such liability for compensation or other payroll items, to clause (a) of Section 3.1 hereto.

                   8.9 INSTALLATION OF CAMERAS. Prior to the Closing, Sellers shall use their reasonable efforts to install the traffic cameras at the locations and at the times described in SCHEDULE 8.10.

                   8.10 NAME CHANGE; POST-CLOSING USE OF TRADEMARKS. Within 30 days of the Closing, each Seller and each Affiliate of Markowitz shall change its name to eliminate the words "Shadow Traffic", "Express Traffic" or any derivatives thereof. From and after the Closing Date, no Seller and no Affiliate of Markowitz shall use any of the trademarks listed on SCHEDULE 7.7 hereof nor any derivatives thereof in the conduct of such Seller's or such Affiliate's respective business, except pursuant to the license agreement referred to in Sections 13.9 and 14.5 hereof.



                                   ARTICLE IX

                              ADDITIONAL COVENANTS

                   Buyer, each Seller and Markowitz covenant and agree that for the applicable periods set forth below, they shall act in accordance with the following:

                   9.1 REASONABLE COMMERCIAL EFFORTS. Prior to the Closing, each party shall use its reasonable commercial efforts to cause the fulfillment at the earliest practicable date of all of the conditions to the obligations of the other party to consummate the sale and purchase under this Agreement.

                   9.2 RENEWAL OF CONTRACTS. Prior to the Closing, each Seller shall use its reasonable efforts to renew any Contract to be assumed by Buyer hereunder pursuant to Section 3.1 which by its terms expires or terminates between the date of this Agreement and the Closing Date, provided that any such renewal shall be on terms and conditions consistent with the past practices of the Business.

                   9.3 TREATMENT OF BOOKS AND RECORDS. For a period of three years after the Closing Date, at least 30 days prior to discarding or destroying any books or records relating to the Assets that are being sold hereunder, Buyer shall give Markowitz notice of its intended action and an opportunity for Markowitz to retain any of the books or records proposed to be discarded or destroyed by Buyer. Prior to the destruction of any such books or records, Sellers and Markowitz shall have the right, upon reasonable advance request, to have access to such books and records during normal business hours to enable any of them to fulfill the Tax and ordinary course partnership obligations of Sellers.

                   9.4 POST-CLOSING RESTRICTION ON BUYER. (a) Subject to Sections 9.4(b) and 9.4(c) hereof, Buyer covenants and agrees that from and after the Closing Date it will not conduct, directly or indirectly through any Affiliate (other than Infinity Broadcasting Corporation or any wholly-owned subsidiary of Infinity Broadcasting Corporation), any Local Content Radio Programming in any Second Tier Radio Market or Third Tier Radio Market, in each case to the extent (and only to the extent) that the advertising inventory for such Local Content Radio Programming consists primarily of ten second advertising units, PROVIDED that the foregoing provision shall have no application to and shall not be deemed to limit in any way any Local Content Radio Programming Business in any Second Tier Radio Market or Third Tier Radio Market that Buyer is conducting, directly or indirectly through any Affiliate, as of the date of this Agreement.

                   (b) The covenants set forth in Section 9.4(a) hereof shall terminate (i) with respect to each Second Tier Radio Market, upon the first to occur of (A) the first anniversary of the Second Tier Closing Date, (B) the expiration (without exercise) of the put and call arrangements with respect to the Second Tier Assets set forth in Section 11.1 hereof and (C) Buyer's payment of the Buyout Amount with respect to such Second Tier Radio Market under Section 9.4(c) hereof and (ii) with respect to any Third Tier Radio Market, upon the first to occur of (V) the first anniversary of the Third Tier Closing Date with respect to such Third Tier Radio Market, (W) the expiration (without exercise) of the put and call arrangements with respect to such Third Tier Radio Market set forth in Section 12.1 hereof,
     (X) Markowitz's failure to comply with any of the covenants in Section 9.5 hereof with respect to such Third Tier Radio Market, (Y) Markowitz's decision to cease to conduct Local Content Radio Programming Business in such Third Tier Radio Market pursuant to the third sentence of Section 9.5(a) hereof and (Z) Buyer's payment of the Buyout Amount with respect to such Third Tier Radio Market under Section 9.4(c) hereof.

                   (c) At any time  following  the Closing  Date,  Buyer may, by delivering a written notice to Markowitz (the "Buyout Notice"), terminate the covenants set forth in Section 9.4(a) hereof with respect to any of the Second Tier Radio Markets or Third Tier Radio Markets by paying the Buyout Amount applicable to such Radio Market to Markowitz, such payment to be made on such date as Buyer specifies in the Buyout Notice. Any Buyout Amount otherwise payable by Buyer to Markowitz under this Section 9.4(c) shall be reduced by an amount equal to the Carryover Amount on the date such Buyout Amount is paid. Upon delivery of any Buyout Notice, Markowitz shall promptly provide Buyer with a certificate (a "Start-Up Cost Certificate") setting forth all of Markowitz's and his Affiliates' out-of-pocket expenses, if any, incurred in connection with fulfilling the applicable covenants set forth in Section 9.5(a) hereof for the period from the Closing Date to the date such Buyout Notice is delivered to Markowitz, together with reasonable supporting documentation of such costs. In addition, upon delivery of any Buyout Notice with respect to any Radio Market which has been profitable during the six-month period most recently completed prior to the delivery of such Buyout Notice, Markowitz shall promptly provide Buyer with a certificate containing a projected net income statement for such Radio Market for the twelve-month period following the delivery of such Buyout Notice (a "Projection Certificate"). Each Projection Certificate shall be prepared in good faith by Markowitz, shall be consistent with the past performance of the business in such Radio Market and shall employ the methodology described in Section 4.1(b)(i) applicable to the preparation of the Contingent Payment Income Statement for the Business. Buyer shall have the right to dispute any Start-Up Cost Certificate or Projection Certificate in the manner set forth in Section 9.4(d) hereof.

                   (d) Buyer shall have the right to dispute any amount listed on any Start-Up Cost Certificate or the net income calculation listed on any Projection Certificate, as the case may be (each a "Disputed Amount"). If Buyer is unable to reach an agreement with Markowitz regarding each such Disputed Amount within 15 days of the delivery of the applicable certificate, Buyer and Markowitz shall submit the dispute regarding each such Disputed Amount to arbitration using the procedures set forth in
     Section 21.8 hereof. In any such arbitration, the Board shall determine and report upon each such Disputed Amount and such report shall be final, binding and conclusive on Buyer and Markowitz with respect to each such Disputed Amount, PROVIDED that if, after giving effect to the Board's resolution of any Disputed Amount relating to the net income reflected on any Projection Certificate, the net income for the applicable Radio Market would not vary from the calculation of such net income as reflected on the applicable Projection Certificate by 10% or more, then the calculation of such net income as reflected on such Projection Certificate shall be final, binding and conclusive on Buyer and Markowitz for all purposes of this
     Section 9.4.

                   (e) Buyer may pay up to 40% of any Buyout Amount by delivering Westwood Stock to Markowitz, such Westwood Stock to be valued based on a per share price equal to the average of the Closing Price of Westwood Stock, as reported on NASDAQ, for the ten trading days preceding the Second Business day before such Buyout Amount is paid.

                   (f) Simultaneously with Buyer's payment of the Buyout Amount for any Second Tier Radio Market or Third Tier Radio Market, Markowitz shall transfer all of the assets and businesses used in the Local Content Radio Programming Business used in such Radio Market to Buyer, free and clear of all Liens and without any additional cost to Buyer other than the payment of the Buyout Amount with respect to such Radio Market. The non-purchase price related terms and conditions with respect to such transfer shall be comparable to the terms and conditions that would have applied to such transfer were it made pursuant to the applicable provisions of Section 11.2 or 12.2 hereof, as the case may be. Upon the receipt of any Buyout Notice from Buyer, Buyer and Markowitz shall use and shall cause their Affiliates to use their respective best efforts to negotiate, execute and deliver to Buyer a transfer agreement under which all of such assets will be delivered to Buyer in accordance with the two immediately preceding sentences.

                   (g) Buyer  acknowledges that the covenants  contained in this
     Section 9.4 hereof were a material and necessary inducement for Sellers and Markowitz to agree to the transactions contemplated hereby, and that Buyer will realize significant monetary benefit from these transactions, that violations of any of the covenants contained in Section 9.4(a) hereof will cause irreparable and continuing damage to Sellers and Markowitz, that Sellers and Markowitz shall be entitled to injunctive or other equitable relief from any court of competent jurisdiction restraining any further violation of such covenants and that such injunctive relief shall be cumulative and in addition to any other rights or remedies to which Sellers and Markowitz may be entitled.

                   9.5 ACTIVITIES OF MARKOWITZ IN THE FIRST, SECOND AND THIRD TIER RADIO MARKETS; NON-COMPETES. (a) Markowitz shall use his best efforts to establish, develop and operate a Local Content Radio Programming Business in each of the Third Tier Radio Markets consistent with the timetable for such Third Tier Radio Markets set forth on SCHEDULE 1.1. Upon commencement of any Local Content Radio Programming Business in any Third Tier Radio Market, Markowitz shall promptly deliver a notice to Buyer specifying the date on which such business commenced in such Third Tier Radio Market. Notwithstanding the foregoing, Markowitz shall have the right upon 30 days advance notice to Buyer to cease to operate the Local Content Radio Programming Business in any Third Tier Radio Market if such business, in Markowitz's reasonable good faith judgment, is, and will continue to be, financially unprofitable.

                   (b) Markowitz shall neither conduct nor be associated with (as a director, officer, employee, equity holder, partner or otherwise) any Local Content Radio Programming Business in any First Tier Radio Market from and after the Closing Date. In addition, Markowitz shall neither conduct nor be associated with (as a director, officer, employee, equity holder, partner or otherwise) any Local Content Radio Programming Business in any Second Tier Radio Market or Third Tier Radio Market prior to the earlier of (i) the expiration of the put and call arrangements with respect to such market under Article XII or XIII hereof, as the case may be, and
     (ii) the Second Tier Closing Date or Third Tier Closing Date with respect to such market, as the case may be, except, in each case, through an Affiliate that will be subject to the applicable put and call provisions set forth in Articles XII and XIII hereof; provided that, notwithstanding the foregoing, the covenants set forth in this Section 9.5(b) shall continue in effect forever with respect to any Third Tier Radio Market in which Markowitz ceases to operate a Local Content Radio Programming Business as permitted under the third sentence of Section 9.5(a) hereof.

                   9.6 SPECIAL CALL RIGHTS. In the event Markowitz exercises his right pursuant to the third sentence of Section 9.5(a) hereof to cease to operate a Local Content Radio Programming Business in any Third Tier Radio Market, Buyer may, at any time thereafter, by delivering notice to Markowitz, require Markowitz to transfer all of the assets and businesses used in such Local Content Radio Programming Business in such Third Tier Radio Market to Buyer, free and clear of all Liens and without cost to Buyer. The other terms and conditions of any such transfer shall be comparable to the terms and conditions of this Agreement with respect to the First Tier Markets. Upon the receipt of any such notice from Buyer, Markowitz shall use and shall cause his Affiliates to use their respective best efforts to negotiate, execute and deliver to Buyer a transfer agreement under which all of such assets will be delivered to Buyer in accordance with the two immediately preceding sentences.

                                    ARTICLE X

                              POST-CLOSING SERVICES

                   10.1 OVERHEAD SERVICES. Upon the reasonable advance request of Markowitz, Buyer, subject to the applicable terms and conditions set forth in this Article X, will provide to each Service Recipient designated by Markowitz such (i) accounting, audit support and tax services, (ii) employee payroll services and (iii) personnel services as are specifically requested by Markowitz (collectively, the "Overhead Services"). Notwithstanding anything in this
Article X to the contrary, Buyer shall be obligated to provide Overhead Services only to the extent such services are utilized by such Service Recipient solely in connection with its Local Content Radio Programming Business in one of more of the Second Tier Radio Markets or Third Tier Radio Markets.

                   10.2 GENERAL MARKETING SERVICES. (a) Upon the reasonable request of Markowitz, Buyer, subject to the applicable terms and conditions set forth in this Article X, will provide to each Service Recipient designated by Markowitz such (i) sales and marketing support, (ii) legal services and (iii) general managerial services as are specifically requested by Markowitz (the "Other Services"; and together with the Overhead Services, the "Services"). Notwithstanding anything in this Article X to the contrary, Buyer shall be obligated to provide Other Services only to the extent (x) it employs individuals who are available to, and capable of, providing such Services, (y) the Other Services can be provided without disrupting Buyer's conduct of its ongoing business operations and (z) such services are utilized by such Service Recipient solely in connection with its Local Content Radio Programming Business in one or more of the Second Tier Radio Markets or Third Tier Radio Markets.

                   (b) Without limiting the generality of Section 10.2(a), each of Markowitz and his Affiliates, on the one hand, and Buyer, on the other hand, will discuss the implementation of joint marketing activities to prospective national and regional advertising accounts for the Local Content Radio Programming Business conducted by Buyer in the First Tier Markets and by Markowitz and his Affiliates in the Second Tier Radio Markets and the Third Tier Radio Markets. The parties will conduct such joint marketing activities subject to mutual agreement on the nature and terms of such activities. All such joint marketing efforts will be conducted under Buyer's name.

                   10.3 TERMINATION. Buyer's obligation to provide the Services shall commence on the Closing Date and shall terminate (a) in the case of any Service Recipient engaged in any Local Content Radio Programming Business in any Second Tier Radio Market, upon the earliest to occur of (i) the Second Tier Closing Date, (ii) the expiration of the put and call rights described in
Section 11.1 hereof with respect to the Second Tier Assets and (iii) Markowitz's failure to perform his covenant in Section 9.5 hereof with respect to the Second Tier Radio Market in which such Service Recipient operates, and (b) in the case of any Service Recipient engaged in any Local Content Radio Programming Business in any of the Third Tier Radio Markets, upon the earliest to occur of (w) the Third Tier Closing Date with respect to the Third Tier Radio Market in which such Service Recipient operates, (x) the expiration of the put and call rights described in Section 12.1 hereof with respect to the Third Tier Radio Market in which such Service Recipient operates, (y) Markowitz's failure to perform his covenant in Section 9.5 hereof with respect to the Third Tier Radio Market in which such Service Recipient operates and (z) Markowitz's ceases to conduct Local Content Radio Programming Business in the Third Tier Radio Market in which such Service Recipient operates pursuant to the third sentence of Section 9.5(a) hereof.

                   10.4 FEES AND EXPENSES. Buyer shall be reimbursed at cost with respect to each Service provided by Buyer pursuant to this Article X (collectively the "Service Costs"). Without limiting the generality of the foregoing, with respect to any Service, the Service Costs shall include (i) all salary and employee benefit costs attributable to those employees of Buyer who provide such Service for the periods of time during which such employees provide such Service and (ii) all other out-of-pocket costs incurred by Buyer in connection with providing such Service or maintaining administrative records relating to such Service.

                   10.5 BILLING AND PAYMENT. No later than 30 Business Days after the end of each calendar month during which any Services are rendered, or in the case of the first monthly statement to be provided hereunder, no later than 45 days after the Closing Date, Buyer will deliver to Markowitz a statement showing all of the Service Costs for such calendar month. Upon request, Buyer will provide Markowitz with reasonable supporting documentation of such Service Costs. Sellers and Markowitz, jointly and severally, shall be responsible for paying each such statement in full within 15 days of receipt. Without limiting any other right of Buyer, payments made later than 15 days shall accrue simple interest at 10% per annum (or such lesser rate as may be the legal maximum rate of interest).

                                   ARTICLE XI

                   RIGHTS REGARDING SECOND TIER RADIO MARKETS

                   11.1 PUT AND CALL RIGHTS. (a) Subject to Section 11.3 hereof, at any time during the 30 day period beginning on the third anniversary of the Closing Date, Markowitz may, by delivering notice to Buyer (the "Second Tier Put Notice"), require Buyer to purchase all of the Second Tier Assets and the Second Tier Business from Markowitz or any Affiliate of Markowitz for the Second Tier Initial Purchase Price and on the other terms and conditions set forth in
Section 11.2. If, prior to the 30th day following the third anniversary of the Closing, Markowitz has not (i) previously delivered the Second Tier Put Notice or (ii) delivered a written notice to Buyer stating that he does not wish to deliver the Second Tier Put Notice, Markowitz shall be deemed to have delivered the Second Tier Put Notice to Buyer on the 30th day following the third anniversary of the Closing Date.

                   (b) Subject to Section 11.3 hereof, at any time during the 30 day period beginning on the third anniversary of the Closing Date, Buyer may, by delivering notice to Markowitz (the "Second Tier Call Notice"), require Markowitz to sell all of the Second Tier Assets and the Second Tier Business to Buyer for the Second Tier Initial Purchase Price and on the other terms and conditions set forth in Section 11.2 hereof.

                   11.2 TERMS OF PUT OR CALL. (a) Upon delivery of the Second Tier Put Notice or the Second Tier Call Notice, as the case may be, Buyer and Markowitz shall each use their respective best efforts to promptly negotiate an asset purchase agreement (the "Second Tier Purchase Agreement") for the Second Tier Assets and Second Tier Business that, subject to the last sentence of this
Section 11.2(a), conforms in all material respects to the terms and conditions of this Agreement with respect to the sale and purchase of the Assets and the Business. Without limiting the generality of the foregoing, the Second Tier Purchase Agreement shall contain (i) a purchase price adjustment based on the difference between the audited adjusted current assets of the Second Tier Business as of the closing under the Second Tier Purchase Agreement (the "Second Tier Closing Date") compared to an amount equal to the revenues for such Second Tier Business during the two completed months immediately prior to the Second Tier Closing Date, (ii) a second purchase price adjustment based on the audited adjusted pre-tax profits of the Second Tier Business during the first full 12 calendar months following the Second Tier Closing Date compared to the Second Tier Adjusted Profits, and (iii) representations, warranties, covenants, conditions and indemnities with respect to the Second Tier Assets and the Second Tier Business that are comparable in all material respects to the like representations, warranties, covenants, conditions and indemnities agreed to by Buyer and Sellers herein with respect to the Assets and the Business. Notwithstanding the foregoing, unlike this Agreement, the Second Tier Purchase Agreement shall provide that (A) Buyer may offset any amounts owed to it pursuant to Section 18.1 hereof against the Second Tier Initial Purchase Price, or any purchase price adjustment it must make in favor of the seller thereunder,
(B) any purchase price adjustment must be paid by Buyer or the seller thereunder, as the case may be, in cash within 90 days following the definitive determination of such purchase price adjustment, (C) Buyer may pay up to 40% of the Second Tier Initial Purchase Price, and any purchase price adjustment, by delivering Westwood Stock, to such seller and (D) in the event that Buyer elects to pay any portion of the Second Tier Initial Purchase Price by delivering such Westwood Stock, (i) each share of Westwood Stock shall be valued based on a per share price equal to the average of the closing price of Westwood Stock, as reported on NASDAQ, for the ten trading days preceding the second Business Day before the Second Tier Closing Date and (ii) Buyer and such seller shall make appropriate and conventional representations and warranties to each other with respect to such Westwood Stock.

                   (b) The Second Tier Purchase Agreement shall provide that the Second Tier Initial Purchase Price shall be reduced by an amount equal to the Carryover Amount at the time the Second Tier Initial Purchase Price is paid and shall be appropriately adjusted to reflect any transfer of any Second Tier Assets or Second Tier Businesses pursuant to Section 9.4 hereof.

                   11.3 TERMINATION OF PUT AND CALL RIGHTS. Notwithstanding anything in this Agreement to the contrary, all put and call rights of the parties under Sections 11.1(a) and 11.1(b) hereof with respect to any Second Tier Radio Market shall expire and terminate and have no further force or effect immediately upon Buyer's delivery of a Buyout Notice with respect to such Second Tier Radio Market under Section 9.4(c) hereof.

                                   ARTICLE XII

                    RIGHTS REGARDING THIRD TIER RADIO MARKETS

                   12.1 PUT AND CALL RIGHTS. (a) Subject to Section 12.3 hereof, at any time during the 30-day period beginning on the third anniversary of the commencement by Markowitz or any of his Affiliates of any Local Content Radio Programming Business in any of the Third Tier Radio Markets, Markowitz may, by delivering a notice to Buyer (a "Third Tier Put Notice"), require Buyer to purchase the Third Tier Assets and the Third Tier Business relating to such Third Tier Radio Market for the Third Tier Initial Purchase Price applicable to such Third Tier Business and Third Tier Assets and on the other terms and conditions provided in Section 12.2 hereof. If, prior to the 30th day following the commencement by Markowitz or any of his Affiliates of any Local Content Radio Programming Business in any Third Tier Radio Market, Markowitz has not (i) previously delivered a Third Tier Put Notice with respect to such Third Tier Radio Market or (ii) delivered a written notice to Buyer stating that he does not wish to deliver a Third Tier Put Notice with respect to such Third Tier Radio Market, Markowitz shall be deemed to have delivered such Third Tier Put Notice with respect to such Third Tier Radio Market on the 30th day following the third anniversary of the commencement by Markowitz or any of his Affiliates of such Local Content Radio Programming Business in such Third Tier Radio Market.

                   (b) Subject to Section 12.3 hereof, at any time during the 30 day period beginning on the third anniversary of the commencement by Markowitz or any of his Affiliates of any Local Content Radio Programming Business in any Third Tier Radio Market, Buyer may, by delivering a written notice to Markowitz (a "Third Tier Call Notice"), require Markowitz to sell all of the Third Tier Assets and the Third Tier Business relating to such Third Tier Radio Market to Buyer for the Third Tier Initial Purchase Price applicable to such Third Tier Business and Third Tier Assets and on the other terms and conditions provided in
Section 12.2 hereof.

                   12.2 TERMS OF PUT OR CALL. (a) Upon delivery of a Third Tier Put Notice or a Third Tier Call Notice, as the case may be, with respect to any Third Tier Radio Market, Buyer and Markowitz shall each use their respective best efforts to promptly negotiate an asset purchase agreement (each such agreement, a "Third Tier Purchase Agreement") for all of the Third Tier Assets and Third Tier Business for such Third Tier Radio Market, which Third Tier Purchase Agreement shall, subject to the last sentence of this Section 12.2(a), conform in all material respects to the terms and conditions of this Agreement with respect to the sale and purchase of the Assets and the Business. Without limiting the generality of the foregoing, such Third Tier Purchase Agreement shall contain (i) a purchase price adjustment based on the difference between the audited adjusted current assets of the Third Tier Business and Third Tier Assets for such Third Tier Radio Market as of the closing under such Third Tier Purchase Agreement (a "Third Tier Closing Date") compared to an amount equal to the revenues for such Third Tier Business during the two completed months immediately prior to such Third Tier Closing Date, (ii) a second purchase price adjustment based on the audited pre-tax adjusted profits of the Third Tier Business and Third Tier Assets for such Third Tier Radio Market during the first full 12 calendar months following such Third Tier Closing Date compared to the adjusted profits of such Third Tier Business and Third Tier Assets utilized for calculating the Third Tier Initial Purchase Price under such Third Tier Purchase Agreement and (iii) representations, warranties, covenants, conditions and indemnities with respect to the Third Tier Business and the Third Tier Assets for such Third Tier Radio Market that are comparable in all material respects to the like representations, warranties, covenants, conditions and indemnities agreed to by Buyer and Sellers herein with respect to the Assets and the Business. Notwithstanding the foregoing, each Third Tier Purchase Agreement shall provide that (A) Buyer may offset any amounts owed to it under the indemnification provisions of this Agreement, the Second Tier Purchase Agreement or any other Third Tier Purchase Agreement against the Third Tier Initial Purchase Price under such Third Tier Purchase Agreement, or any purchase price adjustment Buyer must make in favor of the seller thereunder, (B) any purchase price adjustment thereunder must be paid by Buyer or the seller, as the case may be, within 90 days following the definitive determination of such purchase price adjustment, (C) Buyer may pay up to 40% of the purchase price thereunder, and any purchase price adjustment, by delivering Westwood Stock, to such seller and
(D) in the event that Buyer elects to pay any portion of any Third Tier Initial Purchase Price by delivering Westwood Stock, (i) each share of Westwood Stock shall be valued based on a per share price equal to the average of the closing price of Westwood Stock, as reported on NASDAQ, for the ten trading days preceding the second day before such Third Tier Closing Date and (ii) Buyer and such seller shall make appropriate and conventional representations and warranties to each other with respect to such Westwood Stock.

                   (b) Each Third Tier Purchase Agreement shall also provide that the Third Tier Initial Purchase Price under such Third Tier Purchase Agreement shall be reduced by an amount equal to the Carryover Amount at the time such Third Tier Initial Purchase Price is paid.

                   12.3 TERMINATION OF PUT AND CALL RIGHTS. Notwithstanding anything in this Agreement to the contrary, in the event Markowitz exercises his right pursuant to the third sentence of Section 9.5(a) hereof to cease to operate a Local Content Radio Programming Business in any Third Tier Radio Market, the put and call rights of the parties under Sections 12.1(a) and 12.1(b) hereof with respect to such Local Content Radio Programming Business shall expire and terminate and have no further force or effect. In addition, notwithstanding anything in this Agreement to the contrary, all put and call rights of the parties under Sections 12.1(a) and 12.1(b) hereof with respect to all Third Tier Radio Markets shall expire and terminate and have no further force or effect immediately upon Buyer's delivery of the Buyout Notice with respect to such Third Tier Radio Market under Section 9.4(c) hereof.

                                  ARTICLE XIII

              CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

                   The obligations of Buyer hereunder are, at its option, subject to satisfaction, at or prior to the Closing Date, of each of the following conditions:

                   13.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) All representations and warranties of Sellers and Markowitz made in this Agreement shall be true and complete in all material respects on and as of the Closing Date as if made on and as of that date (it being understood that in applying the provision of this Section 13.1(a) to any such representation and warranty, any separate qualification as to materiality or material adverse effect contained in any such representation or warranty shall be disregarded).

                   (b) All of the terms, covenants and conditions to be complied with and performed by any Seller or Markowitz on or prior to Closing Date shall have been complied with or performed.

                   13.2 GOVERNMENTAL  CONSENTS.  (a) The conditions specified in
Article V of this Agreement shall have been satisfied, any applicable waiting period under the HSRA shall have expired or been earlier terminated without receipt of any objection or the commencement or threat of any litigation by any Governmental Authority of competent jurisdiction to restrain the consummation of the transactions contemplated by this Agreement.

                   (b) The FCC shall either (i) have granted special temporary authority or authorities permitting Buyer to utilize all of the FCC licenses listed on SCHEDULE 7.4(b) (other than FCC license KLC-635 issued to Group W Radio, Inc.) in the same manner and to the same extent used by Sellers in their operation of the Business, or (ii) Sellers and Buyers shall have entered into such other arrangements satisfactory to Buyer permitting Buyer to enjoy the benefits of such FCC licenses until such time as the FCC has granted the FCC Applications.

                   (c) Sellers shall (i) have obtained consents from all third parties and Governmental Authorities that are necessary to permit Buyer to utilize the technical facilities listed on Schedule 7.4(b) in the same manner and to the same extent that such facilities are used by Sellers in operation of the Business, or (ii) Sellers shall provide technical facilities comparable to those listed on SCHEDULE 7.4(b) to permit Buyer to operate the Business in the same manner and to the same extent as the Business is presently operated by Sellers.

                   13.3 THIRD-PARTY CONSENTS. Sellers shall have obtained and shall have delivered to Buyer all third-party consents listed on SCHEDULE 13.3 hereto, without any condition materially adverse to Buyer.

                   13.4 EMPLOYMENT AGREEMENT. Buyer shall have entered into an employment agreement (the "Employment Agreement") with Michael D'Ambrose, in the form set forth on SCHEDULE 13.4 hereto.

                   13.5 ADVERSE PROCEEDINGS. No action, suit, proceeding, litigation or investigation shall be pending or threatened by any governmental authority which questions the validity or legality of this Agreement or any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby. No injunction or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated by this Agreement shall be in effect.

                   13.6 PAYMENT OF INDEBTEDNESS; FINANCING STATEMENTS. Except for Permitted Encumbrances, as defined below, Sellers shall secure the release of all Liens on the Assets and the Business, including those Liens listed in
SCHEDULE 7.20, and shall deliver evidence of the filing of such releases to Buyer at Closing, including but not limited to, releases or terminations under the Uniform Commercial Code and any other applicable federal, state or local statutes or regulations of any financing or similar statements filed against any Assets in (a) the jurisdictions in which the Assets are and have been located since such Assets were acquired by a Seller, and (b) any other location specified or required by applicable federal, state or local statutes or regulations.

                   "Permitted Encumbrances" shall consist only of liens for Taxes, assessments, water and sewer charges, license fees, and all other fees, special assessments and charges assessed or imposed by a public body upon the Assets or any part thereof or the operation thereof, provided such fees, assessments or taxes are not yet due and payable.

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

                   13.7 TRANSITIONAL AGREEMENT. Affiliates of Markowitz shall have entered into a Transitional Agreement, in form and substance reasonably satisfactory to Buyer, under which Affiliates of Markowitz shall be permitted to use the words "Shadow Traffic" and "Express Traffic", and certain agreed upon intellectual property and other programming material included in the Assets, in connection with their Local Content Radio Programming Business in the Second and Third Tier Radio Markets.

                   13.8 DELIVERIES. Sellers shall have made all the deliveries set forth in Section 15.1 hereof.

                                   ARTICLE XIV

              CONDITIONS PRECEDENT TO SELLERS' OBLIGATION TO CLOSE

                   The obligations of Sellers and Markowitz are, at their option, subject to satisfaction, at or prior to the Closing Date, of each of the following conditions:

                   14.1 REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) All representations and warranties of Buyer in Article VI hereof shall be true and complete in all material respects on and as of the Closing Date as if made on and as of that date (it being understood and agreed that in applying the provision of this Section 14.1(a) to any such representation and warranty, any separate qualification as to materiality or material adverse effect contained in any such representation or warranty shall be disregarded).

                   (b) All the terms, covenants and conditions to be complied with and performed by Buyer on or prior to the Closing Date shall have been complied with or performed.

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

                   14.2  GOVERNMENTAL  CONSENTS.  The  conditions  specified  in
Article V of this Agreement shall have been satisfied and any applicable waiting period under the HSRA shall have expired or been earlier terminated without receipt of any objection or the commencement or threat of any litigation by any Governmental Authority of competent jurisdiction to restrain the consummation of the transactions contemplated by this Agreement.

                   14.3 ADVERSE PROCEEDINGS. No action, suit, proceeding, litigation or investigation shall be pending or threatened by any Governmental Authority of competent jurisdiction which questions the validity or legality of this Agreement or any action taken or to be taken in connection herewith or the consummation of the transactions contemplated hereby. No injunction or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of the transactions contemplated by this Agreement shall be in effect.

                   14.4 TRANSITIONAL AGREEMENT. Buyer shall have entered into a Transitional Agreement, in form and substance reasonably satisfactory to Markowitz, under which Affiliates of Markowitz in the Second Tier Radio Market and the Third Tier Radio Markets shall be permitted to use the words "Shadow Traffic" and "Express Traffic", and certain agreed upon intellectual property and other programming materials included in the Assets, in connection with their Local Content Radio Programming Business in the Second and Third Tier Radio Markets.

                   14.5 EMPLOYMENT AGREEMENT. Buyer shall have entered into the Employment Agreement with Michael D'Ambrose.

                   14.6 DELIVERIES. Buyer shall have made all the deliveries set forth in Section 15.2 hereof.

                                   ARTICLE XV

                                  THE CLOSING

                   15.1 DOCUMENTS TO BE DELIVERED BY SELLERS AND MARKOWITZ. At the Closing, Sellers shall deliver or cause to be delivered to Buyer the following:

                   (a) certificates of each Seller and Markowitz, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, certifying to the fulfillment of the conditions set forth in Section 13.1 hereof;

                   (b) opinion of the Sellers' and Markowitz's counsel, dated the Closing Date, substantially in the form of EXHIBIT A;

                   (c) instruments of conveyance and transfer, in form and substance reasonably satisfactory to counsel to Buyer, effecting the sale, transfer, assignment and conveyance of the Assets and the Business to Buyer, including, but not limited to, the following:

                   (i) assignments of the Real Property Leases together with any consents necessary to permit such assignments;

                   (ii) assignments or bills of sale, as appropriate, for the Intellectual Property Assets;

                   (iii) bills of sale for all Personal Property;

                   (iv) assignments of the Contracts;

                   (v)   assignments  of  all  intangible   personal   property,
          including all books, records, logs and similar assets which do not constitute Excluded Assets;

                   (d) certified resolutions of the board of directors of the general partner of each Seller, authorizing the execution, delivery and performance of this Agreement;

                   (e) the Employment Agreement pursuant to Section 13.4;

                   (f) an affidavit to the effect that each Seller is not a "foreign person" within the meaning of Section 1445 of the Code;

                   (g) the transitional agreement pursuant to Section 13.8 hereof; and

                   (h) such other documents as may reasonably be requested by Buyer's counsel.

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

                   15.2 DOCUMENTS TO BE DELIVERED BY BUYER. At the Closing, Buyer shall deliver or cause to be delivered to Sellers the following:

                   (a) certificate of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Seller, certifying to the fulfillment of the conditions specified in Section 14.1 hereof;

                   (b)  immediately  available   wire-transferred  funds  and/or
     Westwood Stock registered in the name of Sellers as provided in Section 2.4 hereof;

                   (c) instruments, in form and substance reasonably satisfactory to Seller and its counsel, pursuant to which Buyer assumes the obligations, liabilities and commitments as provided in Section 3.1 hereof;

                   (d) opinions of counsel to Buyer, dated the Closing Date, substantially in the form of EXHIBIT B;

                   (e) certified resolutions of the board of directors of Buyer, authorizing the execution, delivery and performance of this Agreement; and

                   (f) a guarantee agreement of Westwood, substantially in the form of EXHIBIT C hereto;

                   (g) the transitional agreement pursuant to Section 14.4 hereof; and

                   (h) such other documents as may be reasonably requested by the Sellers' and Markowitz's counsel.

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

                                   ARTICLE XVI

                       TRANSFER TAXES; FEES AND EXPENSES

                   16.1 TRANSFER TAXES AND SIMILAR CHARGES. Except as provided otherwise in this Agreement, all costs of transferring the Assets and the Business in accordance with this Agreement, including: (a) governmental filing or grant fees, including, without limitation, the HSRA filing fee, (b) recordation, transfer and documentary taxes and fees, (c) any excise, sales, use or personal property taxes related to the purchase and sale of the Assets, and
(d) all costs related to the transfer of the premises which are the subject of the Real Property Leases, including but not limited to related transfer taxes, if any.

                   16.2 EXPENSES. Except as provided otherwise in this agreement, each party hereto shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with the terms of this Agreement.

                                  ARTICLE XVII

             SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

                   Except as otherwise specifically set forth herein, the representations, warranties and covenants contained in this Agreement or in any certificate, document or instrument delivered pursuant to this Agreement shall survive the Closing and continue in effect for 24 months thereafter. Any investigation by or on behalf of any party hereto shall not constitute a waiver as to enforcement of any representation, warranty or covenant. No action or proceeding may be brought with respect to any of such representations and warranties unless written notice thereof, setting forth in reasonable detail the claimed breach of representation or warranty, shall have been delivered prior to the second anniversary of the Closing to the party alleged to have breached such representation or warranty.

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

                                  ARTICLE XVIII

                                INDEMNIFICATION

                   18.1 INDEMNIFICATION BY SELLERS AND MARKOWITZ. (a) GENERAL. Notwithstanding the Closing, each Seller and Markowitz, jointly and severally, covenant and agree to defend, indemnify and hold harmless Buyer, its Affiliates and the partners, officers, directors, employees, agents, advisers and representatives of each such Person from and against, and pay or reimburse each such Person for, any and all claims, liabilities, obligations, losses, fines, costs, royalties, proceedings, deficiencies or damages (whether absolute, accrued, conditional or otherwise and whether or not resulting from third party claims), including out-of-pocket expenses and reasonable attorneys' and accountants' fees incurred in the investigation or defense of any of the same or in asserting any of their respective rights hereunder (collectively, "Losses"), resulting from or arising out of:

                   (i) any inaccuracy of any  representation or warranty made by any Seller or Markowitz herein, other than the representation and warranty made in the third sentence of Section 7.6 hereof, or in any certificate, document or instrument delivered to Buyer hereunder (in each case, without taking into account any qualification as to the materiality or material adverse effect contained in such representations or warranties);

                   (ii) any inaccuracy of the  representation  and warranty made by each Seller and Markowitz in the third sentence of Section 7.6 hereof;

                   (iii) any failure of any Seller or  Markowitz  to perform any covenant or agreement hereunder or fulfill any other obligation in respect hereof;

                   (iv) any failure to obtain any of the consents to the assignment of any of the Contracts listed on SCHEDULES 3.1, 7.5 AND 7.8 hereto.

                   (v) any  failure of Sellers to obtain  final,  non-appealable orders from the FCC consenting to the FCC Applications or the failure of Sellers to obtain any consents from any third parties or other Governmental Authorities necessary to permit Buyer to utilize all of the technical facilities used by Sellers in the conduct of the Business;

                   (vi) any Excluded Liability;

                   (vii) any  litigation  or other matter listed or described on
              SCHEDULE 7.11 hereto;

                   (viii) any action taken by Michael  D'Ambrose with respect to any  Second  Tier Radio  Market or Third Tier Radio  Market at any


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

              time when such Radio Market is not owned by Buyer or an Affiliate of Buyer;

                   (ix) all Environmental Liabilities and Costs; and

                   (x) any failure of any Seller to comply with  applicable bulk sales laws (in consideration of which indemnification obligation Buyer hereby waives compliance by the Sellers with any applicable bulk sales laws).

                   (b) LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything in Section 18.1(a) of this Agreement to the contrary, to the extent indemnification is sought under clauses (i) or (ii) of Section 18.1 hereof, Sellers and Markowitz shall not be required to provide any such indemnification until the aggregate amount of Losses resulting from or arising out of the matters referred to in such clauses exceeds $200,000, in which event Sellers and Markowitz shall only be required to indemnify Buyer with respect to the aggregate amount of such Losses that exceed $200,000.

                   18.2 INDEMNIFICATION BY BUYER. (a) GENERAL. Notwithstanding the Closing, Buyer covenants and agrees to defend, indemnify and hold harmless each Seller, its Affiliates and the partners, officers, directors, employees, agents, advisers and representatives of each such Person from and against, and pay or reimburse each such Person for, any and all Losses resulting from or arising out of:

                   (i) any inaccuracy in any  representation or warranty made by
              Buyer herein or in any certificate, document or instrument delivered to any Seller hereunder (in each case, without taking into account any qualification as to materiality or material adverse effect contained in such representations or warranties);

                   (ii) any failure of Buyer to perform any covenant or agreement hereunder or fulfill any other obligation in respect hereof;

                   (iii) any  liability,  obligation or commitment of any Seller expressly assumed by Buyer under Section 3.1 hereof; and

                   (iv) the ownership of the Assets or the conduct of the Business subsequent to the Closing Date, including, without limitation, any action taken by Michael D'Ambrose with respect to any First Tier Radio Market in accordance with the Employment Agreement, except, in each case, to the extent such Loss is an Excluded Liability.

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

                   (b) LIMITATIONS ON INDEMNIFICATION. Notwithstanding anything in Section 18.2(a) of this Agreement to the contrary, to the extent indemnification is sought under clause (i) of Section 18.2 hereof, Buyer shall not be required to provide any such indemnification until the aggregate amount of Losses resulting from or arising out of the matters referred to in such clause (i) exceeds $200,000, in which event Buyer shall only be required to indemnify Sellers and Markowitz with respect to the aggregate amount of such Losses that exceed $200,000.

                   18.3 INDEMNIFICATION PROCEDURES. In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom, provided that (a) the counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party,
(b) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and (c) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice. Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or order, interim or otherwise, or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party's tax liability or, if Buyer is the Indemnified Party, the ability of Buyer to conduct the Business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or any litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement, negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or


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

demand and shall be entitled to settle or agree to pay in full such claim or demand. Notwithstanding the foregoing, the Indemnifying Party shall still provide indemnification to the Indemnified Party. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section 18.3 and the records of each shall be available to the other with respect to such defense.

                   18.4 OFFSET. Without limiting the liability of Sellers and Markowitz under this Article XVIII or Buyer's other remedies, Buyer shall be entitled (a) to withhold from any amounts payable under Section 4.1(b)(iii) or 4.2(b)(iii) hereof or from any Buyout Amount, any amount of indemnity claimed by Buyer under Section 18.1 pending final resolution as to the amount of indemnity owed by Sellers and Markowitz and (b) to offset any amounts due it under Section
18.1 against any amounts payable by Buyer to Sellers under Section 4.1(b)(iii) or 4.2(b)(iii) hereof or from any Buyout Amount.

                   18.5 EXCLUSIVE REMEDY. The indemnification provisions of this
Article XVIII shall be the sole and exclusive remedy of the parties against one another with respect to any claim for monetary relief under this Article XVIII.

                                   ARTICLE XIX

                               TERMINATION RIGHTS

                   19.1 TERMINATION. (a) This Agreement may be terminated by either Buyer on the one hand or Markowitz on the other, if the party seeking to terminate (and in the case of Markowitz, each Seller) is not in material default or breach of this Agreement, upon written notice to the other upon the occurrence of any of the following:

                   (i) if the Closing has not occurred by March 30, 1996;

                   (ii) the failure of the  condition  set forth in Section 13.9 hereof; or

                   (iii) if there shall be in effect any final  judgment,  final decree or order that would prevent or make unlawful the Closing.

                   19.2  LIABILITY.  The  termination  of this  Agreement  under
Section 19.1 shall not relieve any party of any liability for breach of this Agreement prior to the date of termination.

                                   ARTICLE XX

                             REMEDIES UPON DEFAULT

                   Each Seller and Markowitz recognizes that, in the event any Seller or Markowitz defaults in the performance of its obligations to close under this Agreement, monetary damages alone will not be adequate. Therefore, unless Buyer is in default in the performance of its obligations to close under this Agreement, Buyer shall be entitled, in addition to bringing an action for indemnification under Article XVIII hereof, to obtain specific performance of the terms of this Agreement. In any action to enforce specifically the performance of this Agreement, each Seller and Markowitz shall waive the defense that there is another adequate remedy at law or equity and agrees that Buyer shall have the right to obtain specific performance of Sellers' and Markowitz's obligations to close under the terms of this Agreement without being required to prove actual damages, post bond or furnish other security other than to pay the full Initial Purchase Price and otherwise perform its closing obligations. In addition, Buyer shall be entitled to obtain from Sellers and Markowitz, jointly and severally, court costs and reasonable attorneys' fees incurred by it in enforcing its rights hereunder, plus interest at the Delaware statutory rate on the amount of any judgment obtained against any Seller or Markowitz from the date of default by such Seller or Markowitz until the date of payment of the judgment. As a condition to seeking specific performance, Buyer shall not be required to have tendered the Initial Purchase Price specified in Section 2.4 of this Agreement, but shall be required to demonstrate that it is ready, willing and able to do so and to perform its other closing obligations in all material respects.

                                   ARTICLE XXI

                                OTHER PROVISIONS

                   21.1 CONFIDENTIALITY. Each Seller, Markowitz and Buyer shall keep confidential and not use or disclose any information previously or hereafter obtained by it pursuant to this Agreement (the party receiving such information is hereinafter referred to as the "Receiving Party") with respect to the other or such other's partners, parents, subsidiaries, affiliates, or other related entities (the party, or such party's partners, parents, subsidiaries, affiliates, or other related entities, with respect to which the information relates is hereinafter referred to as the "Disclosing Party") in connection with this Agreement and the negotiations preceding this Agreement, including, without limitation information provided pursuant to Section 8.2 hereof (such information is hereinafter referred to as the "Confidential Information"), and the Receiving Party will use such Confidential Information solely in connection with the transactions contemplated by this Agreement, and if the transactions contemplated hereby are not consummated for any reason, the Receiving Party shall either return to the Disclosing Party, without retaining a copy thereof, or destroy any schedules, documents or other written information constituting Confidential Information (or prepared based upon such Confidential Information) in connection with this Agreement and the transactions contemplated hereby and the negotiations preceding this Agreement. Without limiting the generality of the foregoing, the Receiving Party shall be permitted to disclose any Confidential Information to such of its partners, Affiliates, officers, directors, employees, agents, lenders and representatives (collectively, "Agents") as have a need to know such Confidential Information, provided such Agents shall be informed that disclosure of such Confidential Information by such Agents would be in contravention hereof. Notwithstanding the foregoing, the Receiving Party shall not be required to keep confidential or return any information which (i) is known or available through other lawful sources, not bound by a confidentiality agreement with the Disclosing Party, or (ii) is or becomes publicly known other than as a result of the disclosure by the Receiving Party or its Agents, or (iii) is required to be disclosed pursuant to an order or request or a judicial or governmental authority (provided the Disclosing Party is given reasonable prior written notice), or (iv) is developed by the Receiving Party independently of, and is not based upon, the Confidential Information.



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

                   21.2 PUBLICITY. Except as required by Applicable Law or with the other parties' express written consent, no party to this Agreement nor any Affiliate of any party shall issue any press release or make any public statement (oral or written) regarding this Agreement or the transactions contemplated by this Agreement.

                   21.3 BENEFIT AND ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Neither Buyer nor any Seller may assign this Agreement without the prior written consent of Buyer, in the case of any such assignment by any Seller, or Markowitz, in the case of any such assignment by Buyer except that (i) Buyer may assign its rights and obligations under this Agreement to any of its Affiliates in the manner set forth in Section 2.2 of this Agreement, PROVIDED that any such assignment shall not relieve Buyer from any of its obligations under this Agreement and (ii) Buyer may assign its rights under
Article XVIII of this Agreement to any lender which provides financing in connection with the consummation of this Agreement.

                   21.4 ACQUISITION OF PARTNERSHIP INTERESTS. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree that Buyer may, by delivering notice to Markowitz at any time prior to the Closing Date, require Sellers and Markowitz to execute an amendment to this Agreement pursuant to which Buyer shall purchase all of the outstanding partnership interests of one or more of CSTLP, NYSTLP, LASTLP and PETLP rather than purchasing the portion of the Assets held by such Sellers. Sellers and Markowitz shall use their respective best efforts to cause all other holders of the outstanding partnership interests of such Sellers to execute and deliver such amendment. Any such amendment (i) will not alter any of the financial, risk-shifting or other non-structural terms of this Agreement regarding Buyer's purchase of the Business and (ii) shall include provisions which are customary in purchase agreements for the purchase of partnership interests.

                   21.5 ENTIRE AGREEMENT. This Agreement and the exhibits and schedules hereto embody the entire agreement and understanding of the parties hereto and supersede any and all prior agreements, arrangements and understandings relating to the matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof or consent pursuant to this Agreement shall be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any amendment, waiver or consent is sought.

                   21.6 HEADINGS. The headings set forth in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

                   21.7 CHOICE OF LAW. The construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its principles of conflict of laws, and the state and federal courts of New York shall have exclusive jurisdiction over any controversy or claim arising out of or relating to this Agreement.

                   21.8  ARBITRATION  PROCEDURES.  Any  dispute  arising  out of
Section 9.4(d) hereof shall be submitted to the decision of a Board of Arbitration composed of two arbitrators and an umpire (hereinafter referred to as the "Board"). The members of the Board shall be disinterested in the matter at issue. Buyer and Markowitz shall each appoint an arbitrator and the two arbitrators shall choose an umpire before instituting the hearing. If Buyer or Markowitz, as the case may be, fails to appoint its arbitrator within 15 days after being requested to do so by the other party, the other party shall also appoint the second arbitrator. If the two arbitrators fail to agree upon the appointment of an umpire within 15 days after their nominations the umpire shall be appointed by the American Arbitration Association. The claimant shall submit its initial brief within 10 days from appointment of the umpire. The respondent shall submit its brief within 10 days after receipt of the claimant's brief and the claimant shall submit a reply brief within 10 days after receipt of the respondent's brief. The Board shall make its decision within 20 days following the termination of the hearings unless the parties consent to an extension. The majority decision of the Board shall be final and binding upon all parties to the proceeding. Each party shall bear the expense of its own arbitrator. Except as provided in the immediately preceding sentence, all other costs and expenses in connection with each arbitration proceeding, including all expenses of the umpire, shall be allocated among Buyer and Markowitz in the same proportion that the aggregate amount of all of the Disputed Amounts that are submitted to the Board in such arbitration and are unsuccessfully disputed by Buyer, bear to the total amount of all of the Disputed Amounts submitted to the Board in such arbitration.



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

                   21.9 NOTICES. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as follows:

         To any Seller or Markowitz:

                  Mr. Alan Markowitz
                  Shadow Broadcast Services
                  555 East City Line Avenue
                  Bala Cynwyd, Pennsylvania  19004
                  Phone:  (610) 667-4000
                  Fax:    (610) 660-8997

         With a copy to:

                  Blank, Rome, Comisky & McCauley
                  210 Lake Drive
                  Suite 200
                  Cherry Hill, New Jersey  08002
                  Attention:  A. Fred Ruttenberg, Esq.
                  Phone:  (609) 779-3600
                  Fax:    (609) 779-7647

         To Buyer:
                  Westwood One Broadcasting Services, Inc.
                  c/o Westwood One, Inc.
                  9540 Washington Blvd.
                  Culver City, CA  90232
                  Phone:
                  Fax:

         With copies to:

                  Mr. Farid Suleman
                  Infinity Broadcasting Corporation
                  600 Madison Avenue
                  New York, New York  10022
                  Phone:  (212) 750-6400
                  Fax:    (212) 888-2959; and



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

                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Attention:  Richard D. Bohm, Esq.
                  Phone:  (212) 909-6226
                  Fax:    (212) 909-6836

or to such other person or address as any party shall specify by notice in writing to the party entitled to notice. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received
(w) if by personal delivery on the day after such delivery, (x) if by certified or registered mail, on the fifth Business Day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered or (z) if by fax, on the next day following the day on which such fax was sent, provided that a copy is also sent by certified or registered mail.

                   21.10 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

                   21.11 FURTHER ASSURANCES. Each Seller and Markowitz shall at any time and from time to time after the Closing execute and deliver to Buyer such further conveyances, assignments and other written assurances as Buyer may reasonably request in order to vest and confirm in Buyer (or its assignees) the title and rights to and in all of the Assets and the Business to be and intended to be transferred, assigned and conveyed hereunder.













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


                   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                            WESTWOOD ONE BROADCASTING
                                              SERVICES, INC.

                                            By:/s/ FARID SULEMAN
                                               --------------------------
                                               Name: Farid Suleman
                                               Title:Chief Financial Officer

                                            CHICAGO SHADOW TRAFFIC
                                              LIMITED PARTNERSHIP

                                            By:   Citi Traffic Corp., its
                                                       general partner

                                            By:/s/ ALAN MARKOWITZ
                                               --------------------------
                                               Name: Alan Markowitz
                                               Title:President

                                            NEW YORK SHADOW TRAFFIC
                                              LIMITED PARTNERSHIP

                                            By:   Citi Traffic Corp., its
                                                       general partner

                                            By:/s/ ALAN MARKOWITZ
                                               --------------------------
                                               Name: Alan Markowitz
                                               Title:President

                                            LOS ANGELES SHADOW TRAFFIC
                                              LIMITED PARTNERSHIP

                                            By:   Citi Traffic Corp., its
                                                       general partner

                                            By:/s/ ALAN MARKOWITZ
                                               --------------------------
                                               Name: Alan Markowitz
                                               Title:President

                                            PHILADELPHIA EXPRESS TRAFFIC
                                              LIMITED PARTNERSHIP

                                            By:   Express Traffic Corp., its
                                                       general partner

                                            By:/s/ ALAN MARKOWITZ
                                               --------------------------
                                               Name: Alan Markowitz
                                               Title:President

                                            CITI TRAFFIC CORP.

                                            By:/s/ ALAN MARKOWITZ
                                               --------------------------
                                               Name: Alan Markowitz
                                               Title:President

                                            EXPRESS TRAFFIC CORP.

                                            By:/s/ ALAN MARKOWITZ
                                               --------------------------
                                               Name: Alan Markowitz
                                               Title:President


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